                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      MacKenzie Investment Management Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      MACKENZIE INVESTMENT MANAGEMENT INC.


                               NOTICE OF MEETING
                                 PROXY STATEMENT
                                       AND
                         MANAGEMENT INFORMATION CIRCULAR

                                     FOR THE

                           ANNUAL AND SPECIAL MEETING
                                 OF SHAREHOLDERS

                                SEPTEMBER 7, 2000

                                [GRAPHIC OMITTED]

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders (the "Meeting") of MACKENZIE INVESTMENT MANAGEMENT INC. (the "Corporation") will be held at the offices of Mackenzie Financial Corporation, 9th floor, 150 Bloor Street West, Toronto, Ontario on Thursday, the 7th day of September, 2000, at 10:00 a.m. (Toronto time) for the following purposes:

1. to receive the audited financial statements of the Corporation for the fiscal year ended March 31, 2000;

2.       to elect directors;

3. to appoint auditors and to authorize the directors to fix the remuneration of the auditors;

4.       to amend and restate the Corporation's stock option plan;

5. to approve the resolution of the Board of Directors adopting the Employee Stock Purchase Plan and reserve shares for issuance pursuant to such plan;

6. to approve the resolution of the Board of Directors adopting the Director Stock Purchase Plan;

7. to approve the resolution of the Board of Directors authorizing the stock grant to Mr. Sheridan Reilly; and

8. to transact any other business which may properly come before the Meeting or any adjournment.

         Generally, only registered shareholders at the close of business on August 2nd, 2000 will be entitled to vote at the Meeting. If a shareholder has transferred any Common Stock of the Corporation after that date and the transferee of those shares establishes proper ownership and demands not later than ten days before the Meeting that the transferee's name be included in the list of shareholders entitled to vote at the Meeting, the transferee will be permitted to vote the transferred shares at the Meeting.

         Proxies to be used at the Meeting must be deposited with CIBC Mellon Trust Company, transfer agent of the Corporation, at 320 Bay Street, P.O. Box 1, Toronto, Ontario M5H 4A6 not less than 48 hours before the Meeting.

                  Dated the 14th day of July, 2000.

                                                          By Order of the Board,

                                                          /s/ Neil Lovatt
                                                          ----------------------
                                                          NEIL LOVATT
                                                          Chairman

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                         MANAGEMENT INFORMATION CIRCULAR

                               PROXY SOLICITATION

         THIS PROXY STATEMENT AND INFORMATION CIRCULAR (THE "PROXY STATEMENT") IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF MACKENZIE INVESTMENT MANAGEMENT INC. (THE "CORPORATION") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD AT THE OFFICES OF MACKENZIE FINANCIAL CORPORATION, 9TH FLOOR, 150 BLOOR STREET WEST, TORONTO, ONTARIO, ON THURSDAY, THE 7TH DAY OF SEPTEMBER, 2000, AT 10:00 A.M. (TORONTO TIME), FOR THE PURPOSES SET OUT IN THE NOTICE. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone by officers and directors of the Corporation, without additional remuneration. The cost of solicitation will be borne by the Corporation.

         The Corporation's Annual Report containing financial statements for the fiscal year ended March 31, 2000 is being mailed together with this Proxy Statement to all stockholders entitled to vote. All references to dollars in this Proxy Statement are denominated in U.S. currency, unless otherwise specified. It is anticipated that this Proxy Statement and the accompanying Proxy will be first mailed to stockholders on or about August 4, 2000. Except as otherwise stated, the information contained in this Proxy Statement is current to July 14th, 2000.

                          ITEM 1: ELECTION OF DIRECTORS

DIRECTOR NOMINEES

         The present term of office of each director will expire immediately prior to the election of directors at the Meeting. Each of the nominees listed below is proposed to be elected as a director of the Corporation to serve until the next annual meeting of shareholders or until his successor is elected and qualified or until his resignation or removal. In the event that any vacancies occur in the list of director nominees, the proxy nominees will vote such proxies for the election of any other persons nominated by management as directors.

         Of the nine nominees listed below, four (Messrs. Broadfoot, Hunter, Carlson and Lovatt) are officers, employees or directors of the Corporation or its parent company, Mackenzie Financial Corporation ("MFC"), and are therefore considered to be "related" to management of the Corporation. In addition, Mr. Mostoff, as a partner of legal counsel, Dechert Price & Rhoads, is considered to be a "related" director due to the law firm's business interest and relationship with the Corporation. The remaining four nominees qualify as "unrelated directors" within the meaning of that term in The Toronto Stock Exchange Guidelines for Improved Corporate Governance in Canada (the "TSE Guidelines"). The TSE Guidelines define an "unrelated director" as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act in the best interests of the Corporation, other than interests and relationships arising from shareholdings.

OCCUPATIONS OF DIRECTORS

                                                                                     COMMON STOCK OF THE
                                                                                     CORPORATION BENEFICIALLY
                                                                                     OWNED, DIRECTLY OR
NAME, AGE AND                                                        PERIOD OF       INDIRECTLY, CONTROLLED OR
MUNICIPALITY OF         PRESENT PRINCIPAL OCCUPATION                 SERVICE AS      DIRECTED, OR GRANTED
RESIDENCE               AND POSITIONS WITH THE CORPORATION           A DIRECTOR      UNDER STOCK OPTION
---------               ----------------------------------           ----------      ------------------
James W. Broadfoot III      Senior Vice-President;                   Since 1995      44,000
Boca Raton, Florida         Director                                                 171,000 (stock options)
Age 57

Keith J. Carlson            President, Chief Executive Officer;      Since 1999      20,000
Coral Springs, Florida      Director                                                 325,000 (stock options)
Age 44

Alan J. Dilworth(1)         President, Alan J. Dilworth              Since 1996      2,000
Toronto, Ontario            Consulting, Inc.;
Age 69                      Director

James L. Hunter(1)          President and                            Since 1994      23,000
Islington, Ontario          Chief Executive Officer of MFC;
Age 48                      Director

Neil Lovatt                 Chairman and Director;                   Since 1994      200
Unionville, Ontario         Vice-Chairman of MFC                                     20,000 (stock options)
Age 59

Alasdair J. McKichan(2)     Chief Executive Officer,                 Since 1994      2,000
Campbellville, Ontario      McKichan Associates Inc.;
Age 69                      Director

Allan S. Mostoff(2)         Partner, Dechert Price & Rhoads;         Since 1998      nil
Falls Church, Virginia      Director
Age 67

Michael R. Peers(1)(2)      Director                                 Since 1996      4,000
Sanibel, Florida
Age 70

Dolph W. von Arx(2)         Chairman, NCH Healthcare                 Since 1996      5,000
Naples, Florida             System;
Age 65                      Director

1        Member of the Audit, Finance and Risk Committee of the Board.
2        Member of the Human Resources and Corporate Governance Committee of the
         Board.

         JAMES W. BROADFOOT III. Mr. Broadfoot has been a Director since June 1995. He has been Senior Vice President and Portfolio Manager since August 1990. Mr. Broadfoot has also served as President of Ivy Management, Inc. ("IMI") since October 1997. He has served as President and Interested Trustee of Ivy Fund since July 1999. Prior thereto, he served as Vice President of Ivy Fund since June 1996.

         KEITH J. CARLSON. Mr. Carlson has been President and Chief Executive Officer, and Director since July 1999. Prior thereto, he served as Executive Vice President and Chief Operating Officer from December 1997 to July 1999, Senior Vice President from August 1989 to December 1997 and Director from April 1985 to October 1996. Mr. Carlson has been a Director of Ivy Mackenzie Distributors ("IMDI") since June 1993 and President and Chief Executive Officer of IMDI since December 1994. He has been a Director of IMI since November 1992 and Senior Vice President of IMI since August 1994. He was President of Ivy Mackenzie Services Corp. ("IMSC") from June 1993 to February 1996 and has served as a Director of IMSC since June 1993. In addition, Mr. Carlson has been Chairman and Trustee of Ivy Fund since July 1999. Prior thereto, he served as President of Ivy Fund since December 1996. He has been President and Trustee of Mackenzie Solutions since November 1998.

         ALAN J. DILWORTH. Mr. Dilworth has been a Director since December 1996. He has served as President of Alan J. Dilworth Consulting, Inc. from September 1995 to present. Prior thereto, he was a Partner and Senior Counsel at Deloitte & Touche, Chartered Accountants, from 1993 to 1995. He has been a Director of MFC since January 1999. He has also served as Director and Chairman of St. Michael's Hospital (Toronto) Research Institute since 1994, Director and Chairman of St. Michael's Hospital Crown Foundation since December 1996, and Director and Secretary of Mary Centre of the Archdiocese of Toronto since June 1996.

         JAMES L. HUNTER. Mr. Hunter has served as a Director since September 1994. He was Chairman from 1995 to March 1997. Mr. Hunter has been Director, President and Chief Executive Officer, MFC, since 1997. Prior to that, he was Executive Vice President and Chief Operating Officer from October 1994 to January 1997. Prior thereto, Chief Financial Officer and Senior Vice President from September 1992 to October 1994. He has been Director and Chairman of Cundill Funds Inc. since September 1998, Director and Chairman of Execuhold Investment Ltd. since March 1992, Director of IMI since August 1994, Director and Chairman of Mackenzie M.E.F. Management Inc. since August 1994, Director and Chairman of M.R.S. Securities Services Inc. since June 1996,

Director and Chairman of M.R.S. Trust Co. since September 1993, and Director and Chairman of Multiple Retirement Services Inc. since March 1993.

         NEIL LOVATT. Mr. Lovatt has been Chairman since March 1997 and a Director since September 1994. He has been Vice-Chairman of MFC since October 1994.

         ALASDAIR J. MCKICHAN. Mr. McKichan has been a Director since November 1994. He has been an Associate of KPMG since February 1995. He has served as CEO of McKichan Associates since December 1994. Prior thereto, he served as President, Retail Council of Canada from 1975 to 1994. Mr. McKichan has been a Director of MFC since 1994.

         ALLAN S. MOSTOFF, ESQ. Mr. Mostoff has been a Director since December 1998. Mr. Mostoff has been a Partner of Dechert Price & Rhoads since March 1976.

         MICHAEL R. PEERS. Mr. Peers has been a Director since October 1996. He was a Director of Ivy Fund, from 1972 to 1996. Prior to that, he was Chairman of Ivy Fund, from 1974 to December 2, 1996. He also served as Chairman and Principal of IMI from 1980 to 1992. He has been a Governor of Cundill Funds (Board of Governors) since September 1998.

         DOLPH W. VON ARX. Mr. von Arx has been Director since 1996. He has been Chairman of NCH Healthcare System, since June 1998 and Chairman of Isolux America since November 1998. Prior thereto, he was Chairman of Morrison Restaurants Inc. from February 1996 to June 1998. He was Chairman, President and Chief Executive Officer of Planters Lifesavers Company, an affiliate of R.J.R. Nabisco, Inc. from 1988 to 1992. Mr. von Arx has been a Director of Ruby Tuesdays, Inc. since 1993, a Director of Cree Research Inc. since 1992, a Director of International Multifoods Corp. since 1997, a Director of Northern Trust of Florida Corp. since 1999 and a Director of BMC Fund Inc. since 1996.

         The Corporation does not have an executive committee of its Board of Directors. Each of the above nominees was elected to his present term of office by a vote of shareholders of the Corporation at a meeting, the notice of which was accompanied by a management information circular.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE LISTED NOMINEES.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors of the Corporation held four meetings during the fiscal year ended March 31, 2000. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees of the Board of Directors on which he then served held during fiscal 2000.

         The Board has final responsibility for stewardship of the Corporation. In supervising the business and affairs of the Corporation, the Board will address the key areas of responsibility designated in the TSE Guidelines, including:

         o        the strategic planning process;
         o the identification of principal risks to the Corporation's business;
         o the provision for appropriate succession planning arrangements for management of the Corporation;
         o        the communications policy; and
         o the requirement to confirm the integrity of the Corporation's internal control and management information systems.

         As part of its governance role, the Board has delegated initial responsibility for review of several of these functions to two permanent committees of the Board whose mandates respond to the TSE Guidelines. The two committees are named the AUDIT, FINANCE AND RISK COMMITTEE (THE "AFR COMMITTEE") which held four meetings in fiscal 2000, and the HUMAN RESOURCES AND CORPORATE GOVERNANCE COMMITTEE (THE "HRCG COMMITTEE") which held four meetings in fiscal 2000.

         The AFR COMMITTEE is comprised of two unrelated directors (Alan J. Dilworth and Michael R. Peers) and one related director (James L. Hunter). The Committee's responsibilities include the initial review of the Corporation's annual audited consolidated financial statements prior to consideration of those statements by the full Board of Directors. The Committee approves the scope of audit activities proposed each year to be conducted by independent auditors and it reviews reports received from the auditors. It also reviews reports related to the Corporation's internal control and management information systems and recommends to the Board of Directors the appointment of independent auditors and approval of the fees of the auditors. It further reviews changes in accounting policies for recommendation to the Board of Directors for approval.

         The AFR Committee also has responsibility for reviewing all registration statements and prospectuses pertaining to the issuance of securities of the Corporation. This Committee has assumed preliminary responsibility for the identification of principal risks to the Corporation's business operations and ensuring that management has implemented prudent risk management systems to achieve a proper balance between the risks incurred and the potential returns to the Corporation's shareholders.

         The HRCG COMMITTEE has responsibility for review and approval of all human resource and compensation policies proposed by management of the Corporation, and for the making of recommendations to the full Board of Directors where appropriate in relation to those policies. The HRCG Committee's Report on Executive Compensation appears at page 16 of this information circular.

         The HRCG Committee also has responsibility for development of appropriate policies relating to corporate governance matters generally, and specifically with reference to the corporate governance guidelines contained in the TSE Guidelines. The HRCG Committee's Report on Compliance with the TSE Guidelines appears below.

CORPORATE GOVERNANCE PRACTICES

         The Corporation was incorporated under the laws of the State of Delaware by certificate of incorporation dated April 18, 1985 and its common stock, U.S. $0.01 par value per share, (the "Common Stock") is listed on The Toronto Stock Exchange (the "TSE"). The current bylaws of the TSE require every TSE listed company incorporated under the laws of Canada or any province to disclose to shareholders, on an annual basis, its corporate governance practices. That statement of corporate governance practices must indicate whether the company complies with the guidelines for effective corporate governance contained in the TSE Guidelines and, if not, the reasons for the differing practices. As the Corporation is a foreign issuer it is not technically required to comply with the TSE Guidelines. However, the Corporation has adopted the same approach to corporate governance as its majority shareholder, MFC, which follows the TSE Guidelines.

         The Board of Directors and management of the Corporation endorse the concept of effective corporate governance to ensure enduring shareholder value. The TSE Guidelines, the indication of compliance and the Corporation's current corporate governance practices are summarized below.

TSE GUIDELINE                                        COMPLY       CORPORATION'S PRACTICES
-------------                                        ------       -----------------------
1. Board should be responsible for                   Yes          The role of the Board to manage or supervise
stewardship of the company, including:                            the business and affairs of the Corporation
                                                                  is prescribed by law and the Corporation's
                                                                  bylaws. The Board meets at least 4 times per
                                                                  year and more frequently as required by
                                                                  specific business. While overall
                                                                  responsibility for corporate governance
                                                                  issues ultimately rests with the full Board,
                                                                  initial responsibility for review of
                                                                  specific elements of the corporate
                                                                  governance program have been delegated to
                                                                  the AFR Committee and the HRCG Committee, as
                                                                  noted below.

      a) adoption of strategic planning              Yes          The HRCG Committee has specified a process
process;                                                          whereby management will submit a full
                                                                  strategic planning report to the Board at
                                                                  least every three years, with interim
                                                                  updates annually or more frequently if
                                                                  required by specific events.


      b) identification of principal                 Yes          The mandate of the AFR Committee includes
risks and implementation of risk                                  identification of principal risks and
management systems;                                               responsibility to ensure the implementation
                                                                  of appropriate risk management systems.

      c) succession planning and                     Yes          The HRCG Committee mandate includes a broad
monitoring senior management;                                     range of human resource issues, including
                                                                  succession planning and monitoring of
                                                                  performance of senior management.

      d) communications policy;                      Yes          The HRCG Committee mandate includes review
                                                                  of communications policies for internal and
                                                                  external communication of material
                                                                  information to comply with public company
                                                                  timely disclosure and reporting standards.

      e) integrity of internal control               Yes          The AFR Committee mandate includes review of
and management information systems.                               the internal control and management
                                                                  information systems.

TSE GUIDELINE                                    COMPLY           CORPORATION'S PRACTICES
-------------                                    ------           -----------------------
2. Majority of directors should be                No              Of the 9 directors of the Corporation, 4
"unrelated".                                                      directors qualify as "unrelated" under the
                                                                  TSE Guidelines. MFC, a Toronto-based
                                                                  investment counsel and mutual fund
                                                                  management company, continues to hold 85.99%
                                                                  of the outstanding Common Stock of the
                                                                  Corporation and has designated four director
                                                                  nominees for the Board (See "Election of
                                                                  Directors" in this Proxy Statement).

3. Disclosure of how the "unrelated"              Yes             None of the 4 unrelated directors are
response was reached.                                             employed by the Corporation, have a material
                                                                  contract with the Corporation or receive
                                                                  remuneration other than usual director
                                                                  compensation.

4. (a) Appoint a committee responsible            Yes             The mandate of the HRCG Committee includes
for appointment/assessment of directors;                          responsibility for nomination of new
                                                                  directors and assessment of the contribution
                                                                  of existing directors.

   (b) Composed exclusively of                    Yes             The HRCG Committee is comprised of 4
non-management directors, the majority                            directors -- Mr. Peers (Chairman of the
of whom are unrelated.                                            Committee), Mr. von Arx, Mr. Mostoff and Mr.
                                                                  McKichan, of which 3 of the 4 are unrelated
                                                                  directors.

5. Implement a process for assessing              Yes             The mandate of the HRCG Committee includes a
effectiveness of the Board, committees                            procedure for assessing the effectiveness
and directors.                                                    the Board, each Committee and the individual
                                                                  directors.

6. Provide orientation and education              Yes             The HRCG Committee will oversee the
programs for new directors.                                       development of a procedure to orient new
                                                                  directors to the strategic goals, detailed
                                                                  business plans, operating units and the
                                                                  board/committee policies relevant to their
                                                                  role as directors.

7. Consider reducing size of the Board,           Yes             This TSE Guideline was intended for
where appropriate.                                                companies with very large boards where the
                                                                  size of the board may lessen its
                                                                  effectiveness. The Board has determined that
                                                                  its current size (9 directors) is
                                                                  appropriate for the nature and extent of the
                                                                  Corporation's business activities.

TSE GUIDELINE                                  COMPLY             CORPORATION'S PRACTICES
-------------                                  ------             -----------------------

8. Review compensation of directors in          Yes               The HRCG Committee regularly reviews basic
the light of risks and responsibilities.                          compensation, committee compensation and any
                                                                  extraordinary remuneration payable to
                                                                  directors to ensure it is appropriate in
                                                                  relation to duties, risks and
                                                                  responsibilities.

9.(a) Committees should generally be            No                Of the 7 directors who serve on the two
comprised of non-management directors.                            Board committees, two are representatives
                                                                  considered to be related to management in
                                                                  their capacity as an officer of MFC: (Mr.
                                                                  Hunter), and a senior partner of the
                                                                  Company's legal counsel: (Mr. Mostoff). The
                                                                  chairman of each committee is an unrelated
                                                                  director (Messrs. Dilworth - AFR Committee
                                                                  and Peers - HRCG Committee).

  (b) Majority of committee members             Yes               2 of the 3 members of the AFR Committee are
should be unrelated.                                              unrelated and 3 of the 4 members of the HRCG
                                                                  Committee are unrelated.

10. Appoint a committee responsible for         Yes               The HRCG Committee mandate includes primary
the approach to corporate governance                              responsibility for development of corporate
issues.                                                           governance policies, generally, and
                                                                  specifically with reference to the TSE
                                                                  Guidelines.

11.(a) Define limits to management's            Yes               Management's responsibilities are generally limited
responsibilities, including mandates for                          to the day-to-day operation of the Corporation's
                                                                  business, within the parameters set by the Board
      (i) the Board;                                              through the strategic planning process and the annual
                                                                  business plan objectives. There is no specific
                                                                  mandate for the Board, because the Board has plenary
                                                                  power. Any responsibility not delegated to management
                                                                  or a committee of the Board remains with the full
                                                                  Board.

      (ii) the CEO;                             Yes               The HRCG Committee has responsibility to develop
                                                                  limits to management's responsibilities, including
                                                                  development of mandates for the Chairman of the Board
                                                                  and the Chief Executive Officer of the Corporation.

 TSE GUIDELINE                                   COMPLY           CORPORATION'S PRACTICES
 -------------                                   ------           -----------------------
      (b) Board should approve the               Yes              The CEO's  corporate  objectives  are reviewed
CEO's corporate objectives.                                       by the full Board on an annual basis, as part
                                                                  of the Corporation's annual business plan.

12. Establish structures and procedures          Yes              The Board does not participate in day-to-day
to enable the Board to function                                   management of the Corporation, but is encouraged to
independently of management.                                      question, scrutinize and actively review management's
                                                                  programs. The unrelated directors will meet
                                                                  independently of management at least once a year to
                                                                  exchange views and assess the performance of
                                                                  management. The HRCG Committee is responsible for
                                                                  monitoring the relationship between the Board and
                                                                  management and directors may discuss matters relevant
                                                                  to that relationship with the Chairman of the
                                                                  Committee.

13.(a) Establish an audit committee              Yes              The AFR Committee's mandate includes:
with a specifically defined mandate;

                                                                  o    reviewing the Corporation's annual audited financial
                                                                       statements;
                                                                  o    determining scope of audit activities by external
                                                                       auditors and reviewing auditor reports and management
                                                                       letters;
                                                                  o    reviewing internal controls and management information
                                                                       systems;
                                                                  o    recommending appointment of external auditors and their
                                                                       remuneration;
                                                                  o    identifying principal risks to the Corporation's
                                                                       business and reviewing risk management systems for
                                                                       proper balance between risks incurred and potential
                                                                       returns.

      (b) All members should be                  No               All members of the AFR Committee are
non-management.                                                   unrelated directors except Mr. Hunter.

14. Implement a system to enable                 Yes              Any director, upon notification to the
individual directors to engage outside                            Chairman, is authorized to retain outside
advisers, at the Corporation's expense.                           consultants at the expense of the
                                                                  Corporation where considered necessary by
                                                                  the director for the proper fulfillment of
                                                                  his responsibilities as a director.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The Corporation is a majority-owned subsidiary of MFC. MFC holds 85.99% of the issued and outstanding Common Stock of the Corporation.

         The following table sets forth, as of March 31, 2000, certain information as to holdings of the Corporation's Common Stock by each person or group that is known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Stock.

-------------------------      -----------------------      ----------------------       ----------------
                                Name and Address of          Amount and Nature of
   Title of Class               Beneficial Owner             Beneficial Ownership        Percent of Class
-------------------------      -----------------------      ----------------------       ----------------
>5% Ownership Common           Mackenzie Financial              15,987,910(1)                  85.99%
Stock, $.01 par value per      Corporation, ATTN:
share                          Mr. James T. Dryburgh
                               C.A., Senior Vice
                               President & CFO, 150
                               Bloor Street West, Suite
                               400 Toronto, Ontario
                               M5S 2X9 Canada
------------------------       -----------------------      ----------------------      ----------------
>5% Ownership Common           Canadian Depository               2,053,410(2)                  11.04%
Stock, $.01 par value per      For Securities Ltd.
share                          25 The Esplanade
                               Box 1038 Station A
                               Toronto, Ontario
------------------------       -----------------------      ----------------------      ----------------

(1)      All shares are owned of record and beneficially.

(2) The entity set forth above is the shareholder of record (for the benefit of its customers) and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although it generally does not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

         The following table sets forth, as of July 14, 2000, certain information as to the holdings of the Corporation by (i) each director of the Corporation, (ii) each executive officer named in the Summary Compensation Table on page 14, and (iii) all directors and officers of the Corporation as a group.

-------------------------------------------------------------------------------------------------------------------------------
                                                                            Amount and Nature of
                                                                            Beneficial Ownership
            Title of Class               Name of Beneficial Owner           Common Stock/Options            Percent of Class
-------------------------------------------------------------------------------------------------------------------------------
Common Stock / Stock Options            Keith J. Carlson**                          20,000 /325,000                *
-------------------------------------------------------------------------------------------------------------------------------
Common Stock / Stock Options            James W. Broadfoot III                      44,000 /171,000                *
-------------------------------------------------------------------------------------------------------------------------------
Common Stock / Stock Options            C. William Ferris                           20,000 /135,500                *
-------------------------------------------------------------------------------------------------------------------------------
Common Stock / Stock Options            Thomas H. Bivin                                  0 / 58,000                *
-------------------------------------------------------------------------------------------------------------------------------
Common Stock / Stock Options            Paul P. Baran                                    0 / 69,000                *
-------------------------------------------------------------------------------------------------------------------------------
Common Stock / Stock Options            All Directors & Officers                    120,200/778,500                *
                                        as a group (12 persons)
-------------------------------------------------------------------------------------------------------------------------------

         * Represent less than 1%

         ** Keith J. Carlson has served as President and Chief Executive Office since July 1999 to present. Prior thereto, he served in increasingly senior management positions since the Corporation's inception in 1985. Immediately prior to his appointment as President and Chief Executive Officer, he was Executive Vice President and Chief Operating Officer.

         There are no arrangements known to the Corporation, including any pledge by any person of the securities of the Corporation or MFC, the operation of which may at a subsequent date result in a change in control of the Corporation.

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

SUMMARY OF COMPENSATION

         Applicable securities regulation requires detailed disclosure of the compensation of the chief executive officer and the four most highly compensated officers other than the chief executive officer (the "Named Executive Officers") to be set out in this Proxy Statement. The following table sets forth the annual and long-term compensation paid to the Named Executive Officers for the fiscal years ended March 31, 2000, 1999 and 1998:

                               SUMMARY COMPENSATION TABLE

------------------------------ -------- ----------------------------------------- ------------------ -----------------
                                           Annual Compensation                    Securities
                                                                                  Underlying
                                                                                  Options/SARs(1)
------------------------------ -------- ----------------------------------------- ------------------ -----------------
                                                                 Other Annual                          All Other
Name and Principal             Fiscal     Salary       Bonus     Compensation        Options         Compensation
Position                        Year      (U.S.$)     (U.S.$)     (U.S.$) (2)          (#)                ($)
------------------------------ -------- ----------- ----------- ----------------- - ----------------- -----------------
Keith J. Carlson                 2000      350,000      400,000           --           325,000                 --
President and CEO                1999      250,000      188,000           --           127,000                 --
                                 1998      200,000      300,000           --           156,000                 --
------------------------------ -------     -------      -------      -------           -------          -----------
James W. Broadfoot III           2000      325,000      750,000           --           171,000                 --
Senior Vice-President            1999      250,000      245,406           --           141,000                 --
                                 1998      250,000      343,125           --            90,000                 --
------------------------------ -------     -------      -------      -------           -------          -----------

C. William Ferris                2000      180,000      130,000           --           135,500                 --
Senior Vice-President            1999      165,000      130,000           --           123,500                 --
                                 1998      165,000      233,154           --           130,000                 --
------------------------------ -------     -------      -------      -------           -------          -----------

Thomas H. Bivin(5)               2000      124,455      150,000       32,495            58,000                 --
Vice-President                   1999       75,000       37,148      122,098            19,500*                --
                                 1998       75,000           --      144,197            12,500*                --
------------------------------ -------     -------      -------      -------           -------          -----------

Paul P. Baran                    2000      206,250      250,000           --            69,000                 --
Vice-President                   1999      123,452       92,688           --            46,000                 --
                                 1998           --           --           --                --                 --
------------------------------ -------     -------      -------      -------           -------          -----------

Michael Landry(3)                2000      109,375           --      700,000                --                 --
                                 1999      375,000      275,000           --           190,000                 --
                                 1998      375,000      484,375           --           100,000                 --
------------------------------ -------     -------      -------      -------           -------          -----------

Barbara J. Trebbi(4)             2000      213,173      150,000           --            63,000                 --
                                 1999      175,000      135,253           --            79,000                 --
                                 1998      146,000      118,700           --            79,000                 --
------------------------------ -------     -------      -------      -------           -------          -----------

1 Stock options reflect the aggregate amounts outstanding at the end of each fiscal year.
2 As permitted by applicable securities regulation, perquisites and other personal benefits which do not exceed the lesser of $50,000 and 10% of the total of the annual salary and bonus for any of the named executive officers have not been disclosed.
3 Mr. Landry resigned from the Corporation on July 15, 1999. The other annual compensation consists of a retirement allowance.
4        Ms. Trebbi resigned from the Corporation on March 15, 2000.
5 Other annual compensation represents commissions paid on the sale of mutual funds.
* A lapse in Mr. Bivin's service to the Corporation from April 30, 1999 to August 29, 1999 resulted in the termination of these options in accordance with the Corporation's Stock Option Plan.

STOCK OPTION GRANTS

         During the fiscal year ended March 31, 2000, grants of options to purchase 320,500 shares of the Corporation's Common Stock were issued to the Named Executive Officers. The options were granted on September 9, 1999 and March 22, 2000 at an exercise price of $6.00 (Canadian) $4.03 (U.S.) and $9.25 (Canadian) $6.30 (U.S.), respectively per share, being the share price at the close of trading on September 8, 1999 and March 21, 2000, respectively.

STOCK OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------------

----------------- ---------- ---------- ---------- --------------- ------------ ----------- ------------- -----------
NAME              OPTIONS    PERCENT    OPTION     MARKET   PRICE  EXPIRATION   POTENTIAL   REALIZABLE    VALUE
                  GRANTED    OF TOTAL   PRICE      ON GRANT DATE   DATE         0%*         5%*           10%*
                             GRANTED    U.S. $     U.S. $                                   U.S.$         U.S.$
----------------- ---------- ---------- ---------- --------------- ------------ ----------- ------------- -----------
Keith J.          122,500    22.39%      4.0300     4.0300          9/09/2004    $0          $136,393      $301,394
Carlson            75,000    13.71%      6.3000     6.3000          3/22/2005    $0          $130,543      $288,466
----------------- ---------- ---------- ---------- --------------- ------------ ----------- ------------- -----------
James W.           30,000     5.48%      6.3000     6.3000          3/22/2005    $0          $ 52,217      $115,386
Broadfoot III
----------------- ---------- ---------- ---------- --------------- ------------ ----------- ------------- -----------
C. William         12,000     2.19%      6.3000     6.3000          3/22/2005    $0          $ 20,887      $ 46,155
Ferris
----------------- ---------- ---------- ---------- --------------- ------------ ----------- ------------- -----------
Thomas H.          35,000     6.40%      4.0300     4.0300          9/09/2004    $0          $ 38,970      $ 86,112
Bivin              23,000     4.20%      6.3000     6.3000          3/22/2005    $0          $ 40,033      $ 88,463
----------------- ---------- ---------- ---------- --------------- ------------ ----------- ------------- -----------
Paul P.            23,000     4.20%      6.3000     6.3000          3/22/2005    $0          $ 40,033      $ 88,463
Baran
----------------- ---------- ---------- ---------- --------------- ------------ ----------- ------------- -----------

*The potential realizable value of each grant of options, assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the option term at the above-stated annualized rates.

EXERCISE OF STOCK OPTIONS

         The following table contains details of the shares acquired on: (i) the exercise of options by the Named Executive Officers during the most recent fiscal year; (ii) the value realized from the exercise of those options; (iii) the unexercised options at March 31, 2000; and (iv) the financial year-end value of options previously granted to the Named Executive Officers, but which have not yet been exercised:

AGGREGATED OPTIONS EXERCISED DURING
THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND
FINANCIAL YEAR-END OPTION VALUES

------------------------------ ------------------- ---------------- ------------------------- ----------------------
                                                                                                     Value of
                                                                            Number of               Unexercised
                                                                           Unexercised             In-the-Money
                                                                        Options at Fiscal        Options at Fiscal
                                     Shares              Value              Year-end             Year-end (U.S.$)
                                   Acquired on         Realized         (#) Exercisable/           Exercisable/
            Name                  Exercise (#)          (U.S.$)           Unexercisable            Unexercisable
            ----                  ------------          -------           -------------            -------------
------------------------------ ------------------- ---------------- ------------------------- ----------------------
Keith J. Carlson                        0                  0             127,500/197,500       $61,742/$265,825
------------------------------ ------------------- ---------------- ------------------------- ----------------------
James W. Broadfoot III                  0                  0             141,000/30,000        $47,040/$0
------------------------------ ------------------- ---------------- ------------------------- ----------------------
C. William Ferris                       0                  0             123,500/12,000        $193,650/$0
------------------------------ ------------------- ---------------- ------------------------- ----------------------
Thomas H. Bivin                         0                  0                   0/58,000        $0/$75,950
------------------------------ ------------------- ---------------- ------------------------- ----------------------
Paul P. Baran                           0                  0              46,000/23,000        $30,400/$0
------------------------------ ------------------- ---------------- ------------------------- ----------------------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Corporation's HRCG Committee for the fiscal year ended March 31, 2000 were Michael R. Peers (Chairman), Allan S. Mostoff, Alasdair J. McKichan and Dolph W. von Arx. Three of the four members of the HRCG Committee for the fiscal year ended March 31, 2000 were unrelated directors. There were no interlocking relationships during the fiscal year ended March 31, 2000 between companies with which the members of the HRCG Committee are associated as employees and the Corporation.

REPORT ON EXECUTIVE COMPENSATION

         The Corporation's executive compensation program is administered by the HRCG Committee. The HRCG Committee has, as part of its mandate, primary responsibility for making recommendations for approval by the Board of Directors with respect to the total compensation, including benefits, of executive officers of the Corporation. The HRCG Committee also reviews and recommends to the Board the appointment and compensation of new officers at the Senior Vice-President level and higher, evaluates the performance of the Corporation's executive officers, reviews the design and competitiveness of the Corporation's overall compensation plan, and sets appropriate guidelines for management development and succession planning.

EXECUTIVE COMPENSATION PROGRAM

         The Corporation's executive compensation program is based on a pay-for-performance philosophy. The program is designed to encourage, compensate and reward executives on the basis of individual and corporate performance, both short and long term, while ensuring that their compensation is directly tied to increasing shareholder value. Age, seniority and title are less important than contribution in determining compensation.

         Compensation for each of the executive officers consists of a base salary, plus incentive compensation in the form of an annual bonus and a longer term incentive in the form of stock options. Incentive compensation is directly tied to corporate and individual performance. Share ownership opportunities through the Corporation's stock option plan are provided to align the interest of executive officers with the longer term interests of shareholders.

BASE SALARY

         The President of the Corporation with the assistance of senior management prepares recommendations for the HRCG Committee with respect to the base salary and incentive compensation to be paid to the President (Chief Executive Officer), Senior Vice-Presidents and Vice Presidents. After appropriate study and discussion, the HRCG Committee's recommendations for base salary for the executive officers are then submitted to the Board of Directors of the Corporation for approval.

         The base salaries of the executive officers of the Corporation are reviewed on an annual basis. Salaries are determined by evaluating factors, which include measurement of performance against certain stated business objectives, level of responsibility and experience. The objective of the Corporation is to ensure that the salary levels of the executive officers fall between the 60th percentile to the 75th percentile, approximately, of the salary levels of executive officers of comparably sized U.S. financial investment management companies.

ANNUAL BONUS

         The aggregate amount available for payment of the annual bonus will vary with the degree to which targeted individual and corporate performance was achieved for the year.

         Achievement of corporate objectives set annually (such as after-tax return on equity, net fund sales, investment performance, product development, cash flow and strategic initiatives) becomes the major factor at the executive officer level. The balance of the bonus is determined by individual performance. Executive officers and investment management officers each have the potential to earn a bonus which may exceed their base salary if they have made an outstanding contribution to the Corporation on both an individual and corporate performance basis in that fiscal year.

         The corporate objectives for the 2000 fiscal year included a 15% after-tax return on equity target for the Corporation, reduce net fund redemptions to $140 million and achievement of certain fund performance targets. The 15% after-tax return on equity objective was met, as were most of the individual performance objectives. The net fund redemption objective was not achieved and fund performance objectives were achieved to levels below maximum targets.

STOCK OPTIONS

         An important component of the compensation package for rewarding long-term corporate performance is the Corporation's stock option plan. The option plan is administered by the HRCG Committee, which reports its recommendations to the Board of Directors of the Corporation for specific option grants. Options shall constitute either "incentive stock options", within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended, (the "Code") or "non-incentive stock options", as determined by the HRCG Committee.

         Options may be granted only to full-time employees of the Corporation, its subsidiaries and MFC. As at March 31, 2000, approximately 35 employees of the Corporation held unexercised options. The aggregate number of shares reserved for issuance to any single eligible employee under the option plan cannot exceed 5% of the number of outstanding shares of the Corporation.

         The exercise price for each share of Common Stock to be purchased on the exercise of the option is the last reported closing price on the TSE on the last trading day prior to the grant of the option. If there was no closing price on that date the exercise price will be the mean of the high and low trading prices for each of the five trading days before the date of the grant of the option. The exercise price must be paid in full at the time of exercise of the option.

         Non-incentive options will expire not more than five years, and incentive options not more than ten years, from the date of grant. The stock option plan will terminate, in any event, ten years from the date of adoption by the Board of Directors. The date of adoption of the Corporation's stock option plan by the Board of Directors is August 31, 1994.

         Options are not assignable. Upon termination of employment of a person to whom an option has been granted, other than by reason of the person's death or disability, each option held by the person may be exercised (if otherwise exercisable) until the earliest of (i) the end of the ninety-day period immediately following the date of the termination of employment; (ii) the expiration of the term specified in the option; or (iii) such earlier time as may be determined by the HRCG Committee at the time of granting the option.

PROFIT SHARING PLAN

         The Corporation maintains a Section 401(k) Plan under which all eligible full-time employees may participate. The Corporation contributed to a trust 100% of the first 6% of salary that each employee contributed to this
Section 401(k) Plan during the fiscal year ended March 31, 2000. Participants are, at all times, fully vested in their contributions, and the Corporation's contributions become fully vested to the participants after six years of continued employment. Additionally, on an annual basis, the Board of Directors of the Corporation may vote to make an additional contribution to this Section 401(k) Plan.

SUMMARY

         The compensation of executive officers for 2000 reflects the achievement of certain corporate and individual objectives, within compensation policies of the Corporation stated above. The compensation awarded recognizes the corporate performance during the last fiscal year, and the sustained personal efforts made in that year and prior years. The straightforward structure of the Corporation's compensation package will help ensure that all officers and employees continue to perform to the highest standards in the years ahead.

                                    The foregoing report has been furnished by Michael R. Peers (Chairman)
                                    Allan S. Mostoff
                                    Alasdair J. McKichan
                                    and Dolph W. von Arx,
                                    dated July 14, 2000.

EMPLOYMENT CONTRACTS

         On March 31, 2000, the Corporation entered into an employment agreement with Mr. Sheridan Reilly whereby Mr. Reilly agreed to serve as Senior Vice President and Chief Investment Officer - International Equities for an annual compensation of not less than $1,325,000.

         Mr. Reilly was also granted 115,000 shares of the Corporation's Common Stock effective May 1, 2000 (the "Grant Date"), subject to shareholder approval (as required by the TSE) and pursuant to a Stock Grant Agreement. In accordance with the terms of the Stock Grant Agreement, the shares shall vest as follows:
25% of the shares shall become vested upon the first anniversary of the Grant Date, 25% of the shares shall become vested upon the second anniversary of the Grant Date, and 50% of the shares shall become vested upon the third anniversary of the Grant Date, provided that Mr. Reilly continues to be employed by the Corporation on each of said dates. In the event that Mr. Reilly's employment with the Corporation terminates for any reason, all shares that are not on the date of such termination vested in accordance with the terms of the Stock Grant Agreement shall be forfeited.

         As an additional incentive, on the Grant Date, the Corporation granted Mr. Reilly an incentive stock option to purchase 77,000 shares of the Corporation's Common Stock at an exercise price of Canadian $8.25, (US$5.57). The option shall vest and become exercisable with respect to 20% of said 77,000 shares on each of the first through fifth anniversaries of the Grant Date, and shall remain exercisable for five years or, with respect to shares that first become exercisable more than three years after the Grant Date, for two years after the date the option first becomes exercisable with respect to those shares, provided that Mr. Reilly remains employed by the Corporation on each of said dates.

         Mr. Reilly is also entitled to participate in the Corporation's deferred compensation plan. Effective May 1, 2000, Mr. Reilly was credited with a Corporation contribution of $250,000. Mr. Reilly shall become vested in this account in accordance with the following schedule: 50% on the one-year anniversary of the effective date (May 1, 2000), 100% on the two-year anniversary of the effective date, provided that Mr. Reilly remains employed by the Corporation on each of said dates.

COMPENSATION OF DIRECTORS

         Messrs. Broadfoot and Carlson are the only salaried employees of the Corporation who are on the Corporation's Board of Directors. They receive no director fees. As employees of MFC, Messrs. Hunter and Lovatt also receive no director fees from the Corporation. Mr. Mostoff and the unrelated directors receive an annual fee of $15,000, plus $1,000 for each meeting attended, for services as a director. The chairman of each committee of the Board of Directors receives an additional $3,000 each year for services as committee chairman.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

         During the last fiscal year and to date, no director or nominee for election as a director of the Corporation (or any associate of any such persons) was indebted to the Corporation or any of its subsidiaries or associates.

DIRECTORS' AND OFFICERS' INSURANCE

         During the fiscal year ended March 31, 2000, the Corporation purchased liability insurance for the directors and officers of the Corporation. An aggregate annual premium of U.S.$75,028 was paid by the Corporation for the insurance for the policy period which began on July 22, 1999 and continues until July 22, 2000 and is renewed annually. No part of this premium was paid by the directors or officers. The aggregate insurance coverage under the policy was limited to $10 million per policy year subject to a $100,000 retention payable by the Corporation.

         Under the by-laws of the Corporation, the Corporation may indemnify the directors, officers and employees of the Corporation. The liability of a director, officer or employee for any claim in excess of the policy limit will be reduced to the extent of such indemnification by the Corporation.

SHAREHOLDER RETURN PERFORMANCE GRAPH

         The chart below compares the percentage change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the TSE 300 and the TSE Financial Services sector on a dividends reinvested basis for the period commencing December 13, 1996 (first trading day) and ending March 31, 2000.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG MACKENZIE INVESTMENT MANAGEMENT INC., THE TSE 300 TRI
AND THE TSE FINANCIAL SERVICES TRI

* $100 invested at the opening price on the first day of trading 12/13/1996 in stock or index including reinvestment of dividends.

                                [graph omitted]

                                                                                              Compounded
                               Inception     Dec-96   Mar-97   Mar-98   Mar-99   Mar-00      Annual Growth
Mackenzie Investment               100         100      173      384      141      182            20.20%
Management Inc.
TSE Financial Services             100         100      108      181      157      149            13.14%
TSE 300                            100         100       99      130      116      168            17.33%


         The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Bloomberg, a source believed to be reliable; however, the Corporation is not responsible for any errors or omissions in such information.

NORMAL COURSE ISSUER BID

         The Corporation filed notice with the TSE to commence a normal course issuer bid to purchase, through the facilities of the TSE, up to 945,000 shares of the Corporation's Common Stock representing 5% of the issued and outstanding Common Stock at the date of the notice. The bid was approved by the TSE effective on June 10, 1998 and terminated on June 9, 1999. The Corporation purchased 400,800 shares of its Common Stock at a total cost of $1,701,923. These shares were acquired at market price at the time of acquisition.

         In July 1999, the Corporation entered into another normal course issuer bid, which was approved by the TSE, to purchase up to 941,610 of its Common Stock, representing 5% of the issued and outstanding Common Stock at the date of the notice. From the July 1999 bid commencement date through March 31, 2000, the Corporation purchased an additional 243,400 shares of its Common

Stock at a total cost of $867,504. All shares were acquired at market price at the time of acquisition.

         The Corporation believes that, at the dates of repurchase, its Common Stock was undervalued at the then market prices based on its earnings and that the repurchase of Common Stock was an appropriate use of corporate funds and should benefit shareholders.

ITEM 2: APPOINTMENT AND REMUNERATION OF AUDITORS

         Management proposes to nominate PricewaterhouseCoopers LLP, Independent Certified Public Accountants, the present auditors of the Corporation, as auditors of the Corporation to hold office until the close of the next annual meeting of shareholders. The fees to be paid to the auditors are negotiated with the auditors. Such fees have been based upon the complexity of the matters in question and the time expended by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation have been reasonable under the circumstances and would be comparable to fees charged by auditors providing similar services.

         The Corporation expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

         On any ballot relating to the appointment and remuneration of auditors, the shares represented by proxies in favor of management nominees will be voted for the appointment of PricewaterhouseCoopers LLP as auditors of the Corporation, and the authorization of the directors to fix the auditors' remuneration, unless a shareholder has specified by proxy that the shares are to be withheld from voting on that ballot.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT.

ITEM 3: APPROVAL OF AMENDMENTS TO THE CORPORATION'S STOCK OPTION PLAN

         At the 1999 annual meeting of shareholders, the shareholders approved the Corporation's Amended and Restated Stock Option Plan (the "1994 Plan"). On June 8, 2000, the Board of Directors of the Corporation approved, subject to shareholder approval, amendments to the 1994 Plan. The amendments are included in the Corporation's Second Amended and Restated Stock Option Plan (referred to herein as the "Amended 1994 Plan"). The material provisions of the Amended 1994 Plan are described below, subject to and qualified in their entirety by reference to the full text of the Amended 1994 Plan, which is attached hereto as APPENDIX A. The provisions of the 1994 Plan that have been amended by the Board of Directors are described below in the sub-sections "Dissolution and Reorganization" and "Option Price and Payment Upon Exercise." If approved by shareholders, the Amended 1994 Plan will become effective on September 7, 2000.

DESCRIPTION OF THE AMENDED 1994 PLAN:

         The Amended 1994 Plan provides for the grant to selected key employees of the Corporation, and any present or future subsidiary or parent of the Corporation (hereinafter collectively referred to as the "Corporation"), of either incentive stock options, within the meaning of Section 422 of the Code, or non-incentive options (intended not to qualify as incentive stock options), to purchase Common Stock of the Corporation. The Amended 1994 Plan will remain in effect, subject to the Board's right to terminate it earlier, until December 2, 2006.

PURPOSE

         The purpose of the Amended 1994 Plan is to advance the interests of the Corporation by providing an opportunity to selected key employees of the Corporation to acquire shares of the Corporation's Common Stock through the exercise of options granted pursuant to the Amended 1994 Plan. Options may be either incentive options or non-incentive options. By encouraging such stock ownership, the Corporation seeks to increase the proprietary interest of such key employees in the Corporation's success and provide an added incentive to remain in the employ of the Corporation. On July 14, 2000, the closing price of the Corporation's Common Stock on the TSE was Canadian$8.00 (US$5.39).

SHARES SUBJECT TO THE AMENDED 1994 PLAN

         The maximum amount of Common Stock which may be made subject to options under the Amended 1994 Plan is 3,114,220 shares (subject to adjustment for future changes in the Corporation's capital structure). Common Stock issued pursuant to the Amended 1994 Plan may consist, in whole or in part, of either authorized and unissued shares or issued shares held in the Corporation's treasury. Any shares of stock subject to an option that for any reason expires or is terminated unexercised as to those shares may again be subject to an option under the Amended 1994 Plan. At this time, the Board is NOT requesting shareholders to increase the maximum number of shares available under the Amended 1994 Plan.

ADMINISTRATION OF THE AMENDED 1994 PLAN

         The Amended 1994 Plan is to be administered by the HRCG Committee of the Board. The Board will have discretion to appoint and remove members of the HRCG Committee from time to time. The HRCG Committee will have full power and discretion, subject to the express provisions of the Amended 1994 Plan, (i) to determine the key employees to whom options are to be granted, the time or times at which options are to be granted, the number of shares of Common Stock to be made subject to each option, and the maximum term of each option; (ii) to interpret and construe the Amended 1994 Plan and to prescribe, amend and rescind rules and regulations for its administration; (iii) to modify or add specific provisions to the terms of the standard form of option agreement that is a part of the Amended 1994 Plan ("Option Grant"); and (iv) to make all other determinations the Committee deems necessary or advisable for administering the Amended 1994 Plan.

PARTICIPATION

         Options may be granted to key employees whom the HRCG Committee selects as optionees. A director who is not an employee is not eligible to receive options pursuant to the Amended 1994 Plan. No employee will have a legal right to be granted an option, or having received an option, a legal right to again be granted an option. As of July 14, 2000, there were approximately 37 officers and employees of the Corporation participating in the Amended 1994 Plan.

TERMS OF STOCK OPTION GRANTS

         Each key employee who is selected by the HRCG Committee will be offered an option to purchase a specified maximum number of shares at a specified price. Each option generally will vest three years from the date of grant if the grantee is still an employee of the Corporation on that date. Each option will be subject to the terms and conditions of the Option Grant. The HRCG Committee has authority to determine the exercise dates, the option period, the exercise price per share, any alternative vesting provision it determines to apply in a particular grant and, to the extent not inconsistent with the Amended 1994 Plan and applicable provisions of law, may specify additional terms and conditions for any Option Grant executed and delivered to a grantee.

TERM OF OPTIONS

         Each non-incentive option will expire five years after the date of the grant. Each incentive option must expire not later than ten years from the date of the grant.

TERMINATION OF EMPLOYMENT

         If an optionee holding an outstanding vested option terminates employment with the Corporation, the option will terminate as follows. On termination of service for any reason other than disability or death, the optionee may exercise the option for the full number of shares subject to the option and not previously exercised until the earliest of (i) the end of the ninety (90) day period immediately following the date of the termination of employment, (ii) the expiration of the term specified in the Option Grant, or
(iii) such earlier time as may be determined by the HRCG Committee at the time of granting the option. On total disability, each vested option held by the optionee may be exercised until the earliest of (i) the end of the one-year period immediately following the date of the termination of employment, (ii) the expiration of the term specified in the Option Grant, or (iii) such earlier time as may be determined by the HRCG Committee at the time of granting the option. If there is a termination of employment of a person to whom an option has been granted by reason of his or her death, the option, if vested, may be exercised by the person(s) to whom the option passed by will or by the laws of descent and distribution until the earlier of (i) the end of the one-year period immediately following the date of death (or such other period as may be determined by the HRCG Committee at the time of granting the option), or (ii) the expiration of the term specified in the Option Grant. If an optionee dies after termination of employment, the option, if vested, will be exercisable by the person(s) to whom the option passed by will or by the laws of descent and distribution, but only until the option expires based on the reason for the optionee's termination of service. All unvested options shall be cancelled upon termination of employment for any reason.

OPTION PRICE AND PAYMENT UPON EXERCISE

         The 1994 Plan provided that the option price payable on exercise of an option may be paid (i) in cash, (ii) in previously acquired Common Stock, (iii) by having the Corporation withhold the number of shares otherwise deliverable on exercise of the option the value of which equals the amount payable on exercise of the option, (iv) by any other method the HRCG Committee may permit in the Option Grant, or (v) by a combination of any of the above methods.

         The Amended 1994 Plan provides that the option price payable on exercise of an option may be paid (i) in cash, (ii) in whole or in part in Common Stock held by the optionee for at least six months prior to the date of exercise and which is valued at fair market value on the date of exercise, (iii) by the

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

delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by the Corporation to promptly deliver to the Corporation the amount of sale proceeds required to pay the exercise price
(iv) by any other method the HRCG Committee may permit in the Option Grant, or
(v) by a combination of any of the above methods.

         The exercise price of an option cannot be less than the fair market value per share of the Common Stock as of the business day prior to the date of the grant. The fair market value for a share will equal (i) the closing price for a share of Common Stock on the TSE on the business day prior to the date the option is granted, or (ii) if the Common Stock did not trade on the TSE on that day, the simple average of the high and low trading prices for each of the five trading days before the date of grant.

NONTRANSFERABILITY OF OPTIONS

         An option shall be nontransferable except by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee.

RESTRICTIONS ON GRANT AND ON RESALE

         The Amended 1994 Plan contains certain limitations on the maximum number of shares that may be granted to certain grantees, including the following limits: (i) no option or combination of options may be granted to any one grantee for a number of shares in excess of 5% of the total number of shares of Common Stock outstanding on the date of grant, (ii) the maximum number of shares of Common Stock that may be reserved for issuance to insiders under the Amended 1994 Plan or any other similar plan is 10% of the number of shares of outstanding at the time of grant, (iii) the maximum number of shares of Common Stock that may be issued to insiders under the Amended 1994 Plan or any other similar plan within any one year period is 10% of the shares outstanding at the time of issuance, and (iv) the maximum number of shares of Common Stock that may be issued to any one insider under the Amended 1994 Plan or any similar plan within any one year period is 5% of the shares outstanding at the time of issuance.

         The HRCG Committee has the right to impose restrictions on the transferability of shares acquired pursuant to the exercise of an option under the Amended 1994 Plan, such as restrictions to comply with applicable federal, state or foreign securities laws, rules and regulations, and any stock exchange requirements on which stock of the Corporation is listed.

DISSOLUTION OR REORGANIZATION

         The 1994 Plan provided that prior to a dissolution, liquidation, merger, consolidation, or reorganization of the Corporation (the "Event"), the Board could decide to terminate each outstanding option. Under the terms of the 1994 Plan, if the Board decided to do so, each option would terminate as of the effective date of the Event, but the Board would suspend the exercise of all outstanding options a reasonable time prior to the Event, giving each grantee not less than fourteen days written notice of the date of suspension, prior to which an option grantee would be permitted to purchase in whole or in part the shares available to him as of the date of receipt of the notice. If the Event were not consummated, the suspension would have been removed and all options would have continued in full force and effect.

         The Amended 1994 Plan provides that upon a Change of Control of either the Company or of its parent, Mackenzie Financial Corporation ("MFC"), all Options that are unexercised and outstanding shall, at the discretion of the Board, either (i) become immediately and fully vested and exercisable, or (ii) be cancelled in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying the Option as of the date of the Change of Control OVER the exercise price of such Option.

         The Amended 1994 Plan defines "Change of Control" with respect to either the Company or MFC to mean the occurrence of any of the following events:

1) the acquisition in one or more transactions by any "Person" (as such term is used for purposes of Section 13(d) or Section 14(d) of the U.S. Securities Exchange Act of 1934, as amended, (the "Exchange Act") but excluding, for this purpose, the relevant company or its "Subsidiaries" (within the meaning of Rule 12b-2 of the Exchange Act) or any employee benefit plan of the company or its Subsidiaries, of "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of thirty-five percent (35%) or more of the combined voting power of the company's then outstanding voting securities (the "Voting Securities");

2) the individuals who, as of the effective date of the Amended 1994 Plan, constitute the board of directors of the relevant company (the "Incumbent Board") cease for any reason to constitute at least a majority of that board; provided, however, that if the election, or nomination for election by the company's shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the board that are instituted voluntarily by the

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

         Incumbent Board shall not constitute a Change of Control, and after any such reduction the "Incumbent Board" shall mean the board as so reduced;

3) a merger or consolidation involving the relevant company if the shareholders of the company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than sixty-five percent (65%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation;

4) a complete liquidation or dissolution of the relevant company or a sale or other disposition of all or substantially all of the assets of the company; or

5) acceptance by shareholders of the relevant company of shares in a share exchange if the shareholders of the company, immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than sixty-five percent (65%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange.

ADJUSTMENTS IN SHARES

         The Amended 1994 Plan provides for adjustment in the maximum number of shares of Common Stock that may be granted under the plan and in the number of shares of Common Stock subject to outstanding options in the event of any stock dividend, stock split, combination of shares, reorganization, or other change in the capitalization of the Corporation.

TAX WITHHOLDING

         The Corporation's obligation to deliver Common Stock upon exercise of an option, in whole or in part, is subject to the optionee's satisfaction of all applicable federal, state and local tax withholding obligations.

TERMINATION AND MODIFICATION

         The Board may amend, suspend or terminate the Amended 1994 Plan at any time, except that no such change in the plan can adversely affect any options outstanding on the date of such change without the optionee's consent. Furthermore, any such change that requires stockholder approval to comply with applicable law or approval of a relevant stock exchange will not be effective to the extent stockholder approval is required and not obtained. Unless sooner terminated, the Amended 1994 Plan will terminate on December 2, 2006.

OTHER INFORMATION

         The Amended 1994 Plan is not qualified under section 401(a) of the Code, nor is it subject to any of the provisions of the U.S. Employee Retirement Income Security Act of 1974, as amended, ("ERISA").

U.S. FEDERAL INCOME TAX CONSEQUENCES

         The grant to an optionee of a non-incentive stock option will not constitute a taxable event to the optionee. Upon exercise of a non-incentive stock option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to tax withholding. The Corporation may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the non-incentive stock option. Upon the subsequent sale of the Common Stock received upon exercise of the non-incentive stock option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee has held the Common Stock for more than one year from the exercise date.

         Neither the grant nor the exercise of an incentive stock option will constitute a taxable event to the optionee, assuming the option qualifies as an incentive stock option under Code Section 422, unless the optionee is subject to alternative minimum tax at the time of exercise. If an optionee does not dispose of the stock acquired upon exercise of an incentive stock option during the statutory holding period, any gain or loss upon subsequent sale of the stock will be long-term capital gain or loss, assuming the shares represent a capital asset in the optionee's hands. The statutory holding period is the later of two years from the date the option is granted or one year from the date the stock is transferred to the optionee pursuant to the exercise of the option. If the statutory holding period requirements are satisfied, the Corporation may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the stock received upon exercise of the incentive stock option. If the statutory holding period requirements are not satisfied, the optionee will recognize compensation income taxable as ordinary income on the date the shares are sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date the option is exercised less the adjusted basis of such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the adjusted basis of such Common Stock; any difference between the fair market value on the date of exercise and the amount realized on disposition of the shares will result in capital gain. The Corporation will be entitled to a deduction for the amount of any ordinary compensation income.

         The U.S. federal income tax consequences summarized herein are based upon current law and are subject to change. The discussion is for general informational purposes only. It does not address state or local income tax or other tax considerations that may be relevant to an optionee based on that optionee's particular circumstances.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE STOCK OPTION PLAN.

ITEM 4: APPROVAL OF 2000 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

         The shareholders are being asked to approve the Corporation's 2000 Employee Stock Purchase Plan (the "Employee Stock Plan"), under which 500,000 shares of Common Stock will initially be reserved for issuance. The Board of Directors unanimously adopted the Employee Stock Plan on May 12, 2000, subject to shareholder approval. The Employee Stock Plan will allow the Corporation to provide employees of the Corporation the continuing opportunity to acquire a meaningful equity interest in the Corporation as an incentive for them to remain in service. The Board believes that such equity incentives are a significant factor in the Corporation's ability to attract and retain the individuals who are essential to the Corporation's long-term growth and financial success. The Board also believes that it is in best interests of the Corporation and its shareholders for such individuals to have an increased interest in the success of the Corporation. For these reasons, the Board recommends that the shareholders vote in favor of this Proposal.

         A summary of the Employee Stock Plan is set forth below. The summary is qualified in its entirety by the full text of the Employee Stock Plan, attached to this Proxy Statement as APPENDIX B.

DESCRIPTION OF 2000 EMPLOYEE STOCK PLAN

PURPOSE

         The Employee Stock Plan provides participants with the opportunity to acquire shares of Common Stock from the Corporation at a discounted price through payroll deductions.

         The Employee Stock Plan allows participants to:

         o Invest not less than 1% nor more than 7% of a participant's compensation through payroll deductions.

         o        Purchase Common Stock at a discount of up to 15%.

         o Unless terminated sooner by the Board of Directors of the Corporation at its discretion, the Employee Stock Plan will continue in effect for a period of ten years. A total of 500,000 shares of Common Stock are reserved for issuance under the Employee Stock Plan.

PARTICIPATION

         It currently is expected that the Employee Stock Plan will have one Payment Period each year of twelve months duration, starting with the January 1 and ending with the December 31 of that year (each, a "Payment Period"). The Employee Stock Plan Committee (as defined in "Administration" below) that administers the Employee Stock Plan has the discretion, however, to use a different Payment Period, as long as it is a period of twelve months or less. An Eligible Employee of the Corporation (as defined below) may elect to participate in the Employee Stock Plan and authorize payroll deductions of between 1% and 7% of his or her compensation, which includes base pay or salary, overtime and commissions. The amounts deducted are accumulated and, at the end of each Payment Period, applied to purchase shares of Common Stock. The purchase price will be the lesser of 85% of the closing price of the Common Stock as of the first day of the Payment Period or as of the last day of the Payment Period. It is expected that the Employee Stock Plan will commence on January 1, 2001.

ELIGIBILITY

         An employee is eligible to participate in the Employee Stock Plan if such employee (a) usually works more than 20 hours per week and for more than five months of the year for the Corporation or any of the Corporation's participating subsidiaries (generally, a company will be considered a subsidiary if the

Corporation owns 50% or more of the voting stock of such company), (b) has completed twelve full months of employment, and (c) does not own stock and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power of all classes of stock of the Corporation or one of its subsidiaries ("Eligible Employee").

ENROLLMENT

         Eligible Employees may elect to participate in the Employee Stock Plan as of the beginning of a Payment Period if such person is an employee on that date by completing a subscription and authorization form and submitting it to the Corporation's Human Resources Department at least ten days prior to the first day of the Payment Period or by such other enrollment date for that Payment Period as is set by the Employee Stock Plan Committee. A participant's subscription and authorization form will remain in effect for successive Payment Periods until the participant revises or revokes it.

         Participants may enroll before any subsequent Payment Period during which the Employee Stock Plan is in effect. However, an Eligible Employee may not enroll in a Payment Period after the applicable due date for submitting subscription and authorization forms has passed.

PURCHASE OF SHARES

         The shares of Common Stock will be purchased for a participant only at the end of each Payment Period, which generally will be once a year. The participant must be employed by the Corporation or a participating subsidiary at the end of such Payment Period for the stock to be purchased for such employee.

NUMBER OF SHARES

         The number of shares of Common Stock purchased for a participant at the end of a Payment Period depends on the price of the Corporation's Common Stock as of the first and the last day of the Payment Period and the total amount in the participant's Account at the end of the Payment Period. On the last day of the Payment Period, a participant's Account balance will be used to purchase whole shares at the purchase price described above. Any amount remaining in such participant's Account after a Payment Period will be held in that Account through the next Payment Period (assuming such participant continues to participate in the Employee Stock Plan). Under the Employee Stock Plan, there are certain limits on the maximum number of shares a participant may purchase, including the following: (i) the maximum number of shares that any participant can purchase for any Payment Period is 10,000 shares; (ii) the maximum fair market value of shares that may be purchased in any calendar year is limited to U.S. $25,000; (iii) the maximum number of shares of Common Stock that may be reserved for issuance to insiders under the Employee Stock Plan or any other similar plan is 10% of the number of shares of outstanding at the time of grant,
(iv) the maximum number of shares of Common Stock that may be issued to insiders under the Employee Stock Plan or any other similar plan within any one year period is 10% of the shares outstanding at the time of issuance, and (iv) the maximum number of shares of Common Stock that may be issued to any one insider under the Employee Stock Plan or any similar plan within any one year period is 5% of the shares outstanding at the time of issuance.

CHANGES IN PAYROLL DEDUCTION AMOUNT

         A participant may elect to change his or her rate of payroll deductions effective as of the first day of any Payment Period, provided that such participant files written notice of that election on or before the designated due date, which under the Employee Stock Plan is to be not fewer than ten days prior to the first day of that Payment Period.

WITHDRAWALS

         In order to withdraw from the Employee Stock Plan, a participant must complete the appropriate withdrawal notice and send it to the Human Resources Department at any time prior to the last day of the Payment Period. Payroll deductions will stop as soon as administratively reasonable after the withdrawal notice is received, and the participant will be issued a check for the balance in such participant's Account within a reasonable time period. If a participant withdraws from the Employee Stock Plan, re-entry in the same Payment Period is prohibited. However, participation in any subsequent Payment Period may be accomplished by enrolling before the enrollment deadline for that Payment Period.

SHAREHOLDER RIGHTS

         Once shares of Common Stock are purchased and delivered to a participant or a participant's brokerage account, the participant will have all the rights of a Corporation shareholder as to those shares. Prior to such time a participant will not have any rights as a shareholder as to those shares.

TERMINATION OF EMPLOYMENT

         When a participant's employment with the Corporation or a participating subsidiary terminates, the payroll deductions allocated to such participant's Account will be returned to such participant. A participant will be considered to have terminated his or her employment if such participant is on a leave of absence for over 90 days or, if such participant's right to reemployment is guaranteed either by statute or contract for more than 90 days, for the period such participant's right to reemployment is so guaranteed.

ADMINISTRATION

         The Employee Stock Plan will be administered, at the Corporation's expense, by a committee appointed by the Corporation's Board of Directors consisting of not fewer than two members of the Board (the "Employee Stock Plan Committee") or, if the Board does not appoint the Employee Stock Plan Committee, by the full Board. The Board may remove members from, or add members to, the Employee Stock Plan Committee at any time, and is responsible for filling any vacancies on the Employee Stock Plan Committee. All questions of interpretation or application of the Employee Stock Plan are determined by the Employee Stock Plan Committee, and its decisions are final and binding upon all participants.

USE OF FUNDS

         All funds held by the Corporation under the Employee Stock Plan may be used by the Corporation for any corporate purpose and the Corporation is not obligated to hold such funds in trust or otherwise segregate such amounts.

ADJUSTMENTS IN SHARES

         The number and kind of shares of Common Stock reserved under the Employee Stock Plan and the purchase price of such shares will be appropriately adjusted by the Corporation in the event of any change in the shares of the Corporation through the declaration of stock dividends, a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares.

TERMINATION OR MODIFICATION

         The Board may amend the Employee Stock Plan, except that certain amendments may require stockholder approval. The Employee Stock Plan will be in effect for a period of ten years; however, the Board has the discretion to terminate it earlier. In addition, the Employee Stock Plan will terminate when all or substantially all of the shares reserved for issuance under the Employee Stock Plan have been purchased.

NO ASSIGNMENT

         Rights to purchase stock under the Employee Stock Plan may not be assigned.

RESTRICTIONS ON RESALE

         Certain officers of the Corporation may be deemed to be "affiliates" of the Corporation as that term is defined under the U.S. Securities Act of 1933, as amended, (the "Securities Act"). Common Stock acquired under the Employee Stock Plan by an affiliate may only be reoffered or resold pursuant to an effective registration statement or pursuant to Rule 144 promulgated under the Securities Act or another exemption from the registration requirements of the Securities Act. Such reoffers or resales may not be made in reliance on the registration statement filed in connection with the shares of Common Stock issued pursuant to the Employee Stock Plan. Officers are also subject to the short-swing trading restrictions of Section 16 of the Exchange Act, although ongoing purchases under the Employee Stock Plan are considered exempt under
Section 16. Moreover, all employees are subject to restrictions on sales of their shares of Common Stock under the U.S. Securities and Exchange Commission's (the "SEC's") insider trading rules.

OTHER INFORMATION

         The Employee Stock Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of ERISA. The Employee Stock Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

U.S. FEDERAL INCOME TAX CONSEQUENCES

         A participant is not taxed at the beginning of a Payment Period, nor is a participant taxed when shares of Common Stock are purchased for him or her at the end of a Payment Period, even though the purchase price may only be 85% of the lower of the average market price of the Common Stock on the first day or on the last day of the Payment Period.

         If, after the Statutory Holding Period, a participant SELLS shares purchased during a Payment Period, the participant will have ordinary income equal to the LESSER of (i) the excess of the fair market value of the shares at the time of their disposal over the amount paid for the shares, or (ii) the excess of the fair market value of the shares on the first day of the Payment Period over 85% of the average market price as of the first day of that Payment Period. The difference between the amount received on the sale of the shares and the total of (i) the purchase price, and (ii) the ordinary income recognized in accordance with the preceding sentence, will be treated as a capital gain or loss. The Statutory Holding Period generally is the two year period from the date the right to purchase is granted and the one year period from the date the right is exercised and the shares are purchased.

         If shares are sold before the end of the Statutory Holding Period:

                  o At the time of sale, the difference between the fair market value of the shares on the date they are purchased (the last day of the Purchase Period) and the purchase price is taxable as ordinary income. The seller will be subject to this tax even if he or she sells the shares for a lower price than he or she paid for those shares.

                  o The difference between the amount received when the shares are disposed of and the fair market value of the shares on the date they were purchased is taxable as capital gain or loss.

TAX DEDUCTION BY CORPORATION

         If a participant sells his or her shares before the end of the Statutory Holding Period, the Corporation is entitled to a tax deduction corresponding to the ordinary income recognized by the participant under the rules discussed above.

         The U.S. federal income tax consequences summarized herein are based upon current law and subject to change. The discussion is for general informational purposes only. It does not address state or local income tax or other tax considerations that may be relevant to a participant based on that participant's particular circumstances.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED EMPLOYEE STOCK PURCHASE PLAN

ITEM 5: ADOPTION OF 2000 DIRECTOR STOCK PURCHASE PLAN

INTRODUCTION

         The shareholders are being asked to approve the Corporation's 2000 Director Stock Purchase Plan (the "Director Stock Plan"). The Board of Directors unanimously adopted the Director Stock Plan on May 12, 2000, subject to shareholder approval. The purpose of the Director Stock Plan is to promote the long-term growth of the Corporation by increasing the non-employee directors' equity interest in the Corporation and to attract and retain highly qualified and capable non-employee directors. The Board of Directors believes that the ownership of Common Stock by directors supports the maximization of long-term shareholder value by aligning the interests of directors with those of the shareholders. Compensation in the form of a grant of stock rather than cash also preserves the Corporation's cash resources. For these reasons, the Board recommends that the shareholders vote in favor of this Proposal.

         A summary of the Director Stock Plan is set forth below. The summary is qualified in its entirety by the full text of the Director Stock Plan, attached to this Proxy Statement as APPENDIX C.

DESCRIPTION OF DIRECTOR STOCK PLAN

PURPOSE

         The Director Stock Plan encourages non-employee directors to obtain and retain a proprietary interest in the Corporation by providing each non-employee director of the Corporation with the opportunity (1) to have up to 50% of his annual director fees deducted and applied to acquire shares of Common Stock of the Corporation, and (2) to have the Corporation contribute an additional amount equal to 50% of the amount of his director fees so deducted, which contributions also will be applied to purchase additional shares of Common Stock for the benefit of that non-employee director, which additional shares will vest twelve months from the date they are acquired if the director continues to serve as such through that twelve month period.

PARTICIPATION

         Each director of the Corporation who receives director fees from the Corporation for his services as a member of the Board of Directors and who does not receive compensation from the Corporation or a parent or subsidiary of the Corporation (a "non-employee director") is eligible to participate in the Director Stock Plan. An eligible director of the Corporation may elect to participate in the Director Stock Plan by authorizing fee deductions of between 1% and 50% of his annual director retainer fees (but not meeting, chairmanship or any other director fees). The Corporation will contribute an additional amount under the Director Stock Plan equal to 50% of the amount deducted from the non-employee director's fees.

ENROLLMENT

         An eligible director may elect to participate in the Director Stock Plan as of the first business day of May and November (the "Semi-Annual Dates") by completing an election agreement and submitting it to the Corporation's Corporate Accounting Department at least five business days prior to that Semi-Annual Date, or by such other enrollment date as may be set by the Director Stock Plan Committee (as defined in "Administration" below). An eligible director's election agreement will remain in effect, as long as the director continues to be eligible to participate in the Director Stock Plan or, until the director modifies or revokes it. An eligible director may elect to change the contribution percentage specified in his election agreement by completing and submitting a new election agreement at least five business days prior to the Semi-Annual Date as of which the new election will be effective.

PURCHASE OF SHARES

         The amounts deducted from a participating non-employee director's fees are transmitted to the trustee of the trust (the "Trust") established to hold cash and shares pursuant to the Director Stock. The amounts of the Corporation's additional contributions also will be transmitted to the trustee of the Trust (the "Trustee"). All amounts the Trustee receives will be used by the Trustee to purchase shares of Common Stock on the open market within five business days after the Trustee receives such amounts. The Corporation will pay all brokerage fees and other ancillary expenses relating to the purchase of shares pursuant to the Director Stock Plan. The shares will be allocated by the Trustee to a separate account maintained for each participating non-employee director in accordance with the Trust agreement.

NUMBER OF SHARES

         The number of shares purchased for a participating non-employee director depends on the actual price per share of the Corporation's Common Stock on the open market on the date the Trustee purchases the shares. All amounts, such as dividends, that the Trustee may from time to time receive as cash with respect to the shares of Common Stock held in the Trust also will be applied to purchase whole shares of Common Stock in the manner described above.

VESTING

         All shares of Common Stock purchased with Corporation contributions (but not shares purchased with fee deferrals), and any shares issued or acquired with respect to those shares, will not be vested until the twelve calendar month anniversary of the date the Trustee applied the Corporation contributions and purchased those shares.

WITHDRAWALS

         A non-employee director may cancel his participation in the Director Stock Plan at any time by completing the appropriate cancellation notice and sending it to the Corporate Accounting Department. Fee deductions and Corporation contributions will stop as of the date of cancellation.

         A non-employee director, whether he continues to participate in the Director Stock Plan or cancels his participation, may withdraw all or any portion of the shares of Common Stock held by the Trustee in that director's account that are vested, and may elect whether to receive the distribution in cash or in shares. However, if a director makes two or more requests for withdrawal in any twelve month period, his participation in the Director Stock Plan will be suspended for the twelve month period beginning with the date of the second withdrawal request. Shares that are not vested may not be withdrawn until they become vested, except in the event the director ceases to serve as a director (see "Termination of Service" below).

SHAREHOLDER RIGHTS

         Shares of Common Stock that are held by the Trustee in the Trust will be registered in the name of the Trustee. However, the Trustee will exercise all voting and other rights with respect to the shares so held only in accordance with the directions of the director to whose account those shares are allocated. Once the director withdraws shares from the Trust, he will have all the rights of a Corporation shareholder as to those shares.

TERMINATION OF SERVICE

         If an individual who has participated in the Director Stock Plan ceases to serve as a member of the Board of Directors for any reason other than cause (including but not limited to retirement, resignation or death), he will be entitled to receive all amounts credited to his account under the plan if he has been a participant for at least a full six month period prior to the date he ceases to serve as a director; if he has been a participant for fewer than six full months, he will forfeit all shares that are not vested. If an individual who has participated in the Director Stock Plan ceases to serve as a member of the Board of Directors for cause, he will forfeit all shares that are not vested, regardless of whether he has been a participant for at least a full six month period prior to the date he ceases to serve as a director. Any shares of Common Stock that are forfeited upon a director's termination of service as such will be retained by the Trustee and allocated to the accounts of the remaining participants in the Director Stock Plan in proportion to the shares credited to their accounts.

ADMINISTRATION

         The Director Stock Plan will be administered, at the Corporation's expense, by the Corporation's Board of Directors or, if the Board of Directors in its discretion determines, by a committee of the Board consisting of not fewer than two members of the Board (the "Director Stock Plan Committee"). The Board may remove members from, or add members to, any Committee that may be appointed at any time, and is responsible for filling any vacancies on the Committee. All questions of interpretation or application of the Director Stock Plan are determined by the Board or Director Stock Plan Committee, as applicable, and its decisions are final and binding upon all participants.

         Each non-employee director who is a participant in the Director Stock Plan will receive a statement of account once each quarter, which statement will include the total number of shares allocated to his account, the total number of shares that are not vested, the amount of dividends or any other amounts credited to his account during the period, and the number of shares he withdrew during the period.

TERMINATION OR MODIFICATION

         The Board of Directors may amend the Director Stock Plan at any time, except that no amendment may apply retroactively unless (1) it is necessary to comply with applicable laws, regulations, rulings, or policies, or (2) it would not adversely affect the rights of any participant with respect to the Director Stock Plan. In addition, participants must be given prompt notice of any amendment to the Director Stock Plan. Any amendment that affects the rights or obligations of the Trustee will be subject to the Trustee's consent to the amendment. The Director Stock Plan will be in effect until the Board of Directors in its discretion terminates it. Upon termination of the Director Stock Plan, each participant will receive all shares and any cash (representing fractional shares) credited to his account, including any shares that were not vested shares.

NO ASSIGNMENT

         No right or interest of any non-employee director who participates in the Director Stock Plan is assignable or transferable in whole or in part, either directly or indirectly.

RESTRICTIONS ON RESALE

         Members of the Board of Directors of the Corporation are deemed to be "affiliates" of the Corporation as that term is defined under the Securities Act. Common Stock acquired under the Director Stock Plan by an affiliate may only be reoffered or resold pursuant to an effective registration statement or pursuant to Rule 144 promulgated under the Securities Act or another exemption from the registration requirements of the Securities Act. Such reoffers or resales may not be made in reliance on the registration statement filed in connection with the shares of Common Stock issued pursuant to the Director Stock Plan. Directors are also subject to the short-swing trading restrictions of
Section 16 of the Exchange Act, although ongoing purchases under the Director Stock Plan are considered exempt under Section 16. Moreover, directors are subject to restrictions on sales of their shares of Common Stock under the SEC's insider trading rules.

OTHER INFORMATION

         The Director Stock Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of ERISA.

U.S. FEDERAL INCOME TAX CONSEQUENCES

DIRECTOR CONTRIBUTIONS

         An individual must include compensation in income when the compensation is actually or "constructively" received. Income is constructively received, in general, when there is no substantial limitation or restriction on an individual's right to receive the income. Whether an arrangement results in constructive receipt of income will depend upon the particular facts and circumstances.

         The amounts deducted from a non-employee director's fees pursuant to his or her participation in the Director Stock Plan will be taxable to the director in the year in which the fees are deducted. At that time there will be no substantial limitation or restriction on the director's ability to receive the shares purchased with such amounts and, therefore, the amounts will be deemed received by the director.

CORPORATION CONTRIBUTIONS

         An individual is subject to taxation on amounts set aside in a trust (the assets of which are immune from the creditors of the party setting aside the amounts) at the time that he becomes vested in those amounts. Therefore, the value of shares purchased by the trustee for a participating non-employee director with amounts contributed by the Corporation will be includible in the director's income when the director vests in the stock.

CORPORATION CONTRIBUTIONS DURING THE FIRST SIX MONTHS OF PARTICIPATION

         A participating non-employee director is not vested in the Corporation's contributions made during his first six months of participation, because the director will forfeit the shares purchased with the Corporation's contributions if his service as a director terminates during this time period. Normally, the director will owe tax at ordinary income rates on the fair market value of the shares when this six month period expires (although if the director continues to serve as such and does not cancel participation in the plan, he will have to wait an additional six months before he may withdraw those shares from the Director Stock Plan). When those shares are later sold, the director will have a capital gain or loss equal to the difference between the amount received and the fair market value of the shares at the time of vesting.

         However, during the first six months of participation, a non-employee director may make an election under Section 83(b) of the Code with respect to the shares purchased with Corporation contributions. If such an election is made, the director would have taxable income, as of the date the shares are allocated to his or her account, equal to the fair market value of the shares on such date. A director who makes an election under Section 83(b) will not have additional ordinary income after the expiration of the six-month period. If a director makes a Section 83(b) election, the director will have a capital gain or loss at the time that the shares are sold equal to the difference between the amount received upon the sale of the shares and the fair market value of the shares as of the date they were allocated to his account.

CORPORATION CONTRIBUTIONS AFTER THE FIRST SIX MONTHS OF PARTICIPATION

         After six months of participation in the Director Stock Plan, a non-employee director may receive payment from the Director Stock Plan of all the shares purchased with Corporation contributions (whether or not vested for purposes of in-service withdrawal) if he ceases to serve as a director. Therefore, the shares will not be subject to a risk of forfeiture for federal income tax purposes. Because the shares will be "vested" immediately for federal income tax purposes, the director will have taxable income equal to the fair market value of the shares as of the date the shares are allocated to his account. The director will have taxable income, even though he will not be able to make an in-service withdrawal of the shares purchased with the Corporation's contributions for a period of twelve months after the date the shares are allocated to his account. When the shares are later sold, the director will have a capital gain or loss equal to the difference between the amount received on sale and the fair market value of the shares at the time they were allocated to his account.

DEDUCTIBILITY FOR THE CORPORATION

         In general, the Corporation will be entitled to claim a deduction for amounts deducted and paid under the Director Stock Plan when the participating non-employee director includes the amounts in income. The Corporation's ability to deduct these amounts will also be subject to the normal limitations applicable to deductions for compensation income, including the requirement of reasonableness.

         The federal income tax consequences summarized herein are based upon current law and are subject to change. The discussion is for general informational purposes only. It does not address state or local income tax or other tax considerations that may be relevant to a director based on that director's particular circumstances.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED DIRECTOR STOCK PURCHASE PLAN

ITEM 6: PROPOSAL FOR APPROVAL OF STOCK GRANT

         The Corporation has been engaged in a strategic planning effort to build up the International Equities management team. In order to entice qualified individuals to join the Corporation as a member of the portfolio management team, the Board views the granting of stock of the Corporation as an important component of the Corporation's compensation package. Management recommendations for stock grants must be approved by the full Board. The full Board has responsibility for grants of all stock. The Board of Directors has determined that it is in the best interest of the Corporation to grant Mr. Sheridan Reilly 115,000 shares of the Corporation's Common Stock which shares shall vest as follows: 25% of the shares shall become vested upon the first anniversary of the date of the grant which is May 1, 2000 (the "Grant Date"), 25% of the shares shall become vested upon the second anniversary of the Grant Date, and 50% of the shares shall become vested upon the third anniversary of the Grant Date, provided that Mr. Reilly continues to be employed by the Corporation on each of said dates. In the event that Mr. Reilly's employment with the Corporation terminates for any reason, all shares which on the date of such termination are not vested in accordance with the terms of the stock grant agreement shall be forfeited, the certificate(s) representing the shares shall be cancelled, and Mr. Reilly shall have no right to or interest in the forfeited shares. The Board unanimously approved the stock grant on May 12, 2000, subject to shareholder approval (as required by the TSE). For these reasons, the shareholders are being asked to approve the stock grant discussed above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE STOCK GRANT

OTHER BUSINESS

         Management does not know of any matters to be brought before the Meeting other than the matters listed in the Notice of Meeting. If other matters are properly brought before the Meeting, the persons named in the enclosed form of proxy intend to vote the shares represented thereby in accordance with their best judgement.

                                VOTING PROCEDURES

ENTITLEMENT TO VOTE

         The authorized capital of the Corporation consists of 100,000,000 shares of Common Stock, of which 18,707,800 were issued and outstanding as of July 14, 2000. Each share of Common Stock carries one vote in respect of each matter to be voted upon at the Meeting. Registered shareholders at the close of business on August 2nd, 2000 are entitled to vote at the Meeting. If a shareholder has transferred any shares of Common Stock after that date and the transferee of the shares establishes proper ownership and demands not later than ten days before the Meeting that the transferee's name be included in the list of shareholders entitled to vote at the Meeting, the transferee will be permitted to vote the transferred shares at the Meeting.

QUORUM

         In order for the Meeting to be duly constituted for the transaction of business, the holders of a majority of the issued shares of Common Stock of the Corporation must be present in person or represented by proxy. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Corporation from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

APPROVAL OF RESOLUTIONS

ELECTION OF DIRECTORS

         For the election of directors, a plurality of the votes cast in person or by proxy at the Meeting is required (i.e., the nominees receiving the greatest number of votes will be elected). Only shares of Common Stock that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on a nominee's achievement of a plurality.

PROPOSAL 3

         With respect to the proposed amendment to the Corporation's Stock Option Plan, the Proposal must be approved by the holders of at least a majority of the outstanding shares of Common Stock of the Corporation entitled to vote. Abstentions will have the same effect as votes AGAINST Proposal 3, since they are not affirmative votes. Broker non-votes will have no effect on whether or not a majority vote is achieved for Proposal 3.

PROPOSAL 4

         With respect to the proposed adoption of the Corporation's 2000 Employee Stock Purchase Plan, the Proposal must be approved by the holders of at least a majority of the outstanding shares of Common Stock of the Corporation entitled to vote. Abstentions will have the same effect as votes AGAINST Proposal 4, since they are not affirmative votes. Broker non-votes will have no effect on whether or not a majority vote is achieved for Proposal 4.

PROPOSAL 5

         With respect to the proposed adoption of the Corporation's 2000 Director Stock Purchase Plan, the Proposal must be approved by the holders of at least a majority of the outstanding shares of Common Stock of the Corporation entitled to vote. Abstentions will have the same effect as votes AGAINST Proposal 5, since they are not affirmative votes. Broker non-votes will have no effect on whether or not a majority vote is achieved for Proposal 5.

PROPOSAL 6

         With respect to the proposed approval of the Corporation's Stock Grant, the Proposal must be approved by the holders of at least a majority of the outstanding shares of Common Stock of the Corporation entitled to vote.

Abstentions will have the same effect as votes AGAINST Proposal 6, since they are not affirmative votes. Broker non-votes will have no effect on whether or not a majority vote is achieved for Proposal 6.

OTHER MATTERS

         All other matters to be voted upon at the Meeting will not be effective unless they are approved by the holders of at least a majority of the outstanding shares of Common Stock of the Corporation entitled to vote. Abstentions will have the effect as votes AGAINST these matters, since they are not affirmative votes for these matters. Broker non-votes will have no effect on whether or not a majority vote is achieved for these matters.

         If, to the knowledge of the Chairman of the Meeting, proxies required to be withheld from voting or voted against any matter to be considered at the Meeting total less than 5% of the proxies to be voted on that matter, the Chairman may conduct the vote on that matter by a show of hands. Any shareholder or proxyholder present at the Meeting may request that the voting on any matter be conducted by ballot, after a show of hands vote.

VOTING BY PROXY

         The form of proxy forwarded to shareholders with the notice of meeting confers discretionary authority upon the proxy nominees with respect to amendments or variations to matters identified in the notice of meeting or other matters which may properly come before the Meeting.

         The form of proxy affords the shareholder an opportunity to specify that the shares of Common Stock registered in the shareholder's name shall be voted for or withheld from voting in respect of each of the following matters:
(i) the election of directors; and (ii) the appointment and remuneration of auditors; and voted for or against (i) the resolution amending and restating the Corporation's stock option plan; (ii) the resolution approving the Employee Stock Purchase Plan; (iii) the resolution approving the Director Stock Purchase Plan and (iv) the resolution approving the stock grant to Mr. Sheridan Reilly. On any ballot, the shares represented by proxies in favor of management nominees will be voted for, withheld from voting or voted against those matters in the manner specified by each shareholder.

         In respect of proxies in which the shareholders have not specified that the proxy nominees are required to vote for or withhold from voting in respect of the election of directors and the appointment and remuneration of auditors, or to vote for or against the resolution amending and restating the Corporation's stock option plan; the resolution approving the Employee Stock Purchase Plan; the resolution approving the Director Stock Purchase Plan; and the resolution approving the stock grant to Mr. Sheridan Reilly, the shares represented by proxies in favor of management nominees will be voted FOR each of these matters.

         Management knows of no matter to come before the Meeting other than the matters referred to in the notice of meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the shares represented by proxies in favor of management nominees will be voted on such matters in accordance with the best judgment of the proxy nominee.

PROXY VOTING BY NON-REGISTERED SHAREHOLDERS

         The Corporation has distributed copies of the notice of meeting, this Proxy Statement, the form of proxy and its annual report for the year ended March 31, 2000 to intermediaries such as clearing agencies, securities dealers, banks and trust companies or their nominees for reforwarding to non-registered shareholders of the Corporation whose shares are held by or in the custody of the intermediaries. Intermediaries are required to forward the documents to non-registered shareholders. The solicitation of proxies from non-registered shareholders will be carried out by the intermediaries, or by the Corporation if the names and addresses of non-registered shareholders are provided by the intermediaries.

         Non-registered shareholders who wish to file proxies should follow the directions of their intermediary with respect to the procedure to be followed. Generally, non-registered shareholders will either:

     (a) be provided with a form of proxy executed by the intermediary, as the registered shareholder, but otherwise uncompleted and the non-registered shareholder may complete the proxy and return it directly to the Corporation's transfer agent; or

     (b) be provided with a request from the intermediary for voting instructions and the intermediary, as the registered shareholder, then must send to the Corporation's transfer agent an executed form of proxy completed in accordance with any voting instructions received by it from the non-registered shareholder and may not vote in the event that no instructions are received.

REVOCATION OF PROXIES

         Proxies given by shareholders for use at the Meeting may be revoked at any time prior to their use. In addition to revocation in any other manner permitted by law, a proxy may be revoked by (i) an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney of the Corporation duly authorized, and deposited either at the head office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment date, at which the proxy is to be used, or with the Chairman on the day of the Meeting, or adjournment date, and upon either of such deposits the proxy is revoked; or (ii) attending the Annual Meeting and voting in person.

         A non-registered shareholder may revoke voting instructions (or a waiver of the right to receive materials and to vote) given to an intermediary at any time by written notice to the intermediary. An intermediary is not required to act on a revocation of voting instructions that is not received by the intermediary at least seven days before the Meeting.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 2001 Annual and Special Meeting of Stockholders must be received no later than the close of business on May 10, 2001 at the Corporation's principal executive officers in order to be included in the Corporation's Proxy Statement for that meeting. Any such proposal must comply with the rules and regulations of the SEC.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Exchange Act requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the SEC to furnish the Corporation with copies of all such filings. Based upon its review of the copies of such filings received by it with respect to the fiscal year ended March 31, 2000 and written representations from certain Reporting Persons, the Corporation believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended March 31, 2000, with the following exceptions: Mr. Vetter filed one Form 3 late upon election as a Vice President of the Corporation and such report included one transaction, the grant of stock options to Mr. Vetter upon his election. In addition, Mr. Hunter filed a Form 5 reflecting two acquisition transactions which were reportable on Form 4.

CERTIFICATE

         The contents of this circular and its distribution have been approved by the Board of Directors of the Corporation.

                                    /s/ Neil Lovatt
                                    ------------------------
                                    NEIL LOVATT
                                    Chairman

July 14, 2000

                                  SCHEDULE "A"
                             SHAREHOLDER RESOLUTIONS

RESOLUTION TO AMEND AND RESTATE THE CORPORATION'S 1994 STOCK OPTION PLAN

RESOLVED THAT:

1. The Corporation's 1994 Stock Option Plan (the "Stock Option Plan") is hereby amended and restated in the form presented to the meeting, and which shall be annexed to the minutes of this meeting as APPENDIX A; and

2. Any officer of the Corporation is hereby authorized to notify The Toronto Stock Exchange (the "TSE") of the amendment and restatement of the Corporation's Stock Option Plan and do all such other things as may be necessary or incidental to the amendment of the Stock Option Plan.

RESOLUTION TO ADOPT THE 2000 EMPLOYEE STOCK PURCHASE PLAN

RESOLVED THAT:

1. The Shareholders of the Corporation hereby adopt the 2000 Employee Stock Purchase Plan (the "2000 ESPP") in the form presented to the meeting; and which shall be annexed to the minutes of this meeting as APPENDIX B;

2. Any officer of the Corporation is hereby authorized to notify the TSE of the adoption of the Corporation's 2000 ESPP and do all such other things as may be necessary or incidental to the adoption of the 2000 ESPP.

RESOLUTION TO ADOPT THE 2000 DIRECTOR STOCK PURCHASE PLAN

RESOLVED THAT:

1. The Shareholders of the Corporation hereby adopt the 2000 Director Stock Purchase Plan (the "2000 DSPP") in the form presented to the meeting; and which shall be annexed to the minutes of this meeting as APPENDIX C;

2. Any officer of the Corporation is hereby authorized to notify the TSE of the adoption of the Corporation's 2000 DSPP and do all such other things as may be necessary or incidental to the adoption of the 2000 DSPP.

RESOLUTION TO APPROVE THE CORPORATION'S STOCK GRANT

RESOLVED:

1. That the shareholders approve the Corporation's grant to Sheridan Reilly of 115,000 shares of its Common Stock, $0.01 par value per share (the "Shares") effective May 01, 2000 (the "Grant Date"), such grant to be evidenced by a Stock Grant Agreement in substantially the form approved by the Board, and that each of the proper officers of the Corporation is hereby authorized, empowered and directed to execute and deliver to Mr. Reilly, under seal of this Corporation, such Stock Grant Agreement and to issue a certificate for said Shares, which certificate shall be retained in the custody of the Corporation or such other custodian as such officer(s) hereafter may designate. In accordance with the terms of the Stock Grant Agreement, the Shares shall vest as follows: 25% of the Shares shall become vested upon the first anniversary of the Grant Date, 25% of the Shares shall become vested upon the second anniversary of the Grant Date, and 50% of the Shares shall become vested upon the third anniversary of the Grant Date, provided that Mr. Reilly continues to be employed by the

         Corporation on each of said dates. In the event that Mr. Reilly's employment with the Corporation terminates for any reason, all Shares, together with any shares of Common Stock issued with respect to such Shares after the Grant Date, that are not on the date of such termination vested in accordance with the terms of the Stock Grant Agreement shall be forfeited, the certificate(s) representing the Shares shall be cancelled, and Mr. Reilly shall have no right to or interest in said forfeited Shares.

2. Any officer of the Corporation is hereby authorized to notify the TSE of the approval of the Corporation's stock grant and do all such other things as may be necessary or incidental to the approval of the stock grant.

                                                                      APPENDIX A

                      MACKENZIE INVESTMENT MANAGEMENT INC.
                             1994 STOCK OPTION PLAN

            (Amended and Restated, Effective as of _________________)

1.       Purpose of Plan and General Matters

         1.1. Purpose. The purpose of this amended and restated Mackenzie Investment Management Inc. 1994 Stock Option Plan ("Plan") is to encourage selected key employees, including officers, of Mackenzie Investment Management, Inc., a Delaware corporation ("MIMI"), and any present or future subsidiary and parent of MIMI (hereinafter collectively referred to as the "Company") to acquire shares of common stock of MIMI, U.S.$.01 par value per share or such other securities resulting from the application of Section 8 hereof (the "Common Shares"), and thereby increase their proprietary interest in the Company's success and provide an added incentive to remain in the employ of the Company.

         1.2. Definitions. The words parent and subsidiary shall be interpreted in accordance with Section 422 and Section 424 of the Internal Revenue Code of 1986, as from time to time amended (the "Code").

         1.3. Status of Options. It is intended that options granted under the Plan (individually, an "Option" or collectively, "Options") shall constitute either "incentive stock options", within the meaning of Section 422 of the Code, or "non-incentive stock options", as determined by the Committee named in
Section 3 of the Plan in its sole discretion and indicated on each form of option grant (the "Option Grant"), and the terms of the Plan and Option Grants shall be construed accordingly.

2.       Shares Reserved Under the Plan

         2.1. Reservation of Shares. Subject to the adjustment provided in
Section 8, the aggregate number of Common Shares which may be issued and sold pursuant to Options granted under the Plan shall not exceed 3,114,220 shares, which may be either authorized but unissued shares or treasury shares.

         2.2. Status of Shares in Terminated or Expired Options. If any Option granted under the Plan shall terminate or expire without being fully exercised, the shares which have not been purchased under the Option will again become available for purposes of the Plan.

3.       Administration

         3.1. Plan Administration. The Plan shall be administered by the Compensation, Human Resources and Corporate Governance Committee (the "Committee") of the Board of Directors of MIMI (the "Board").

         3.2. Appointment of Committee. The Committee shall be appointed by, and shall serve at the pleasure of, the Board. The Committee shall consist of two or more directors who qualify as outside directors within the meaning of Section 162(m) of the Code and as non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and who satisfy any other applicable securities law or exchange requirements.

         3.3. Powers of the Committee. The Committee shall have the powers granted to it in Sections 3, 4, 5 and 7 of this Plan. The Committee is authorized to interpret the Plan and, subject to the provisions of the Plan and any required regulatory approval, to prescribe, amend, and rescind rules and regulations relating thereto. The Committee is further authorized, subject to the express provisions of the Plan, to alter or amend the form of Option Grant attached hereto and to make all other determinations necessary or advisable in the administration of the Plan. The interpretation and administration by the Committee of any provisions of the Plan and the Option Grant shall be final and conclusive on all persons having any interest therein.

         3.4. No Liability for Committee or Board Members. No member of the Committee or the Board shall be held liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

4.       Option Grants.

         4.1. Selection of Grantees. Options to purchase Common Shares under the Plan may be granted to key employees (including officers and directors who are employees) of the Company. In selecting the employees to whom Options will be granted, in deciding whether to grant Options and whether Options should be incentive or non-incentive stock options, and in deciding how many Common Shares will be subject to each Option, the Committee shall give consideration to the importance of an employee's duties, to his experience with the Company, to his future value to the Company, to his present and potential contribution to the success of the Company, and to such other factors as the Committee may deem relevant.

         4.2. Terms of Grants.

                  4.2.1. In General. Subject to the express provisions of the Plan and the forms of Option Grant incorporated herein by reference as from time to time altered or amended, the Committee shall have authority to determine with respect to each Option Grant executed and delivered to a grantee the number of installments, the number of Common Shares in each installment, and the exercise dates, and, to the extent not inconsistent with the applicable provisions of the Code, if any, may specify additional restrictions and conditions for any Option Grant executed and delivered to a grantee. Each Option granted under the Plan shall be evidenced by and subject to the terms and conditions of the Option Grant, which is incorporated into the Plan by reference as from time to time amended.

                  4.2.2. Length of Term. Each non-incentive option granted under the Plan shall expire five years after the date of the grant. Each incentive option shall expire not later than ten years from the date of the grant of such Option.

                  4.2.3. Minimum Vesting Period. Notwithstanding the provisions of Section 4.2.1, each grantee of an Option Grant shall not be vested in such grant until at least one year from the date of grant (or such shorter or longer period as the Committee shall specify in the Option Grant) and shall vest at the expiration of the specified vesting period only if he is then employed by the Company.

                  4.2.4. Maximum Amount. Notwithstanding the provisions of
Section 4.2.1, no Option Grant or combination of grants shall be made to any grantee for an aggregate number of Common Shares in excess of five percent of the total number of Common Shares outstanding on the date of grant, nor shall any Option Grant or combination of grants be made to any grantee in any calendar year for an aggregate number of Common Shares in excess of 300,000.

         4.3. Limitation on Amount of Incentive Stock Options. The aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by a grantee during any calendar year under all plans of the Company shall not exceed U.S. $100,000.

         4.4. Effective Date of Grants. The grant date of an Option under the Plan shall be the date the Committee votes to grant the Option, but no grantee shall have the right to exercise his Option until the Company has executed and delivered the Option Grant to such grantee and the applicable minimum vesting period has expired.

         4.5. Assignment Restricted. No Option may be assigned by the grantee, other than by will or the laws of descent and distribution, and can be exercised during such individual's life only by him.

         4.6. Limits with Respect to Insiders.

                  4.6.1. Maximum Number of Shares. The maximum number of Common Shares which may be reserved for issuance to Insiders under the Plan shall be 10% of the Common Shares outstanding at the time of the grant (on a non-diluted basis) less the aggregate number of Common Shares reserved for issuance to Insiders under any other employee stock option plan, options for services or employee stock purchase plans. For purposes of this Plan, Insider shall mean:
(i) an insider as defined in the Securities Act (Ontario), other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of MIMI; and (ii) an associate of any person who is an insider by virtue of (i) above.

                  4.6.2. Maximum Number Within One Year. The maximum number of Common Shares which may be issued to Insiders under the Plan within a one-year period shall be 10% of the Common Shares outstanding at the time of the issuance (on a non-diluted basis), excluding Common Shares issued under the Plan or any other employee stock option plan, options for services or employee stock purchase plans over the preceding one-year period. The maximum number of Common Shares which may be issued to any one Insider under the Plan and such Insider's associates within a one-year period shall be 5% of the Common Shares outstanding at the time of the issuance (on a non-diluted basis), excluding Common Shares issued to such Insider under the Plan or any other stock option plan, options for services or employee stock purchase plans over the preceding one-year period.

                  4.6.3. Shares Granted Prior To Becoming Insider. Any entitlement to acquire Common Shares granted pursuant to the Plan or any other employee stock option plan, options for services or employee stock purchase plan prior to the grantee becoming an Insider shall be excluded for the purposes of the limits set out in 4.6.1 and 4.6.2 above.

         4.7. Termination of Options. If there is a termination of employment of a person to whom an Option has been granted prior to the time the Option has been exercised in full or has expired, the Option shall terminate in accordance with the following provisions, except to the extent that the Option Grant provides for earlier termination of the Option:

                  (i) Termination of Employment of Holder of Option Other Than Because of Total Disability or Death. If there is a termination of employment of a person to whom an Option has been granted, other than by reason of the person's death or Total Disability or Cause, each Option held by the person may be exercised (if otherwise exercisable) until the earliest of (i) the end of the ninety (90) day period immediately following the date of the termination of employment, (ii) the expiration of the term specified in the Option, or (iii) such earlier time as may be determined by the Committee at the time of granting the Option.

                  (ii) Total Disability of Holder of Option. If there is a termination of employment of a person to whom an Option has been granted by reason of his or her Total Disability, each Option held by the person may be exercised (if otherwise exercisable) until the earliest of (i) the end of the one-year period immediately following the date of the termination of employment,
(ii) the expiration of the term specified in the Option, or (iii) such earlier time as may be determined by the Committee at the time of granting the Option. "Total Disability" means disability within the meaning of Code Section 22(e)(3), which is defined as the inability of an employee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                  (iii) Death of Holder of Option. If there is a termination of employment of a person to whom an Option has been granted by reason of his or her death, or a former employee dies following the date of his or her termination of employment but at a time when an Option still would be exercisable by that person but for the death of the person, each Option held by the person at the time of his or her death may be exercised by the person or persons to whom the Option passed by will or by the laws of descent and distribution (but by no other persons) until the earliest of (i) the end of the one-year period immediately following the date of death (or such other period as may be determined by the Committee at the time of granting the Option), (ii) the expiration of the term specified in the Option, or (iii) if the death occurs after the termination of employment, the end of the period in which the Option could be exercised under subparagraph (i) or (ii) immediately above.

                  (iv) Cause. If there is a termination of employment of a person to whom an Option has been granted for Cause, each Option held by the person shall cease to be exercisable immediately upon such termination of employment. "Cause" meaning conviction of a felony, engaging in an act of fraud or engaging in other egregious misconduct involving serious moral turpitude.

5.       Option Price

         5.1. In General. The price per share at which each Option granted under the Plan may be exercised shall be determined by the Committee subject to the provisions of this Section 5.

                  5.1.1. Stock Options. The exercise price shall not be less than the market price per share on The Toronto Stock Exchange (the "Exchange") as of the date of grant, as determined by the Board. For the purpose of this Plan, the market price for a Common Share at the time an Option is granted (the "Fair Market Value") is equal to:

         (a) the closing price for a Common Share on the Exchange on the business day prior to the grant of the Option; or

         (b) if the Common Shares did not trade on the Exchange on the business day prior to the grant of the Option, the simple average of the high and low trading prices for each of the five trading days before the date of grant.

                  5.1.2. Incentive Stock Options. An incentive stock option may not be granted to a person who, at the time the Option is granted, is a Ten Percent Shareholder, unless (i) the exercise price of the Option is at least 110% of the Fair Market Value of the Common Shares on the date of Option Grant and (ii) the Option by its terms is not exercisable after the expiration of five years from the date of grant. "Ten Percent Shareholder" means, with respect to the grant of any Option, a person who at the date of grant is the beneficial owner of stock possessing more than 10% of the total combined voting power of all classes of stock of MIMI or of any parent or subsidiary of MIMI.

6.       Compliance with Applicable Legislation

         6.1. In General. The Plan, the grant and exercise of Options hereunder and the Company's obligation to sell and deliver Common Shares upon exercise of Options shall be subject to all applicable federal, state and foreign laws, rules and regulations, the rules and regulations of any stock exchange(s) on which the Common Shares are listed for trading and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel to the Company, be required. The Company shall not be obligated by any provision of the Plan or the grant of any Option hereunder to issue or sell Common Shares in violation of such laws, rules and regulations or any conditions of such approvals. No Option shall be granted and no

Common Shares issued or sold hereunder where such grant, issue or sale would require registration of the Plan or of Common Shares under the securities laws of any foreign jurisdiction other than any jurisdiction in which the Plan or the Common Shares are registered or otherwise qualified for sale to the public at the time of the grant, and any purported grant of any Option or issue or sale of Common Shares hereunder in violation of this provision shall be void. In addition, the Company shall have no obligation to issue any Common Shares pursuant to the Plan unless such Common Shares shall have been duly listed, upon official notice of issuance, with all stock exchanges on which the Common Shares are listed for trading. Common Shares issued and sold to participants pursuant to the exercise of Options may be subject to limitations on sale or resale under applicable securities laws.

         6.2. Section 16(b) Compliance. If the grantee of an Option is at the time of exercise considered an officer or director of the Company for purposes of Section 16(b) of the 1934 Act or was such an officer or director at any time during the six-month period immediately preceding the exercise, and made any purchase or sale of Common Shares during such six-month period, and if Section 16(b) of the 1934 Act applies to the Company at the date of the exercise, then the grant may only be exercised after the first six months of its term.

7.       Non-Incentive Stock Options

         7.1. Committee's Power to Designate. Notwithstanding the provisions of Sections 4, 5 and 6 of this Plan, the Committee may grant Options which in one or more respects do not meet the requirements for incentive stock options established by Section 422 of the Code. The Committee shall indicate on each Option Grant whether an incentive stock option within the meaning of Section 422 of the Code or a non-incentive stock option is thereby granted, provided, however, that only key employees shall be granted incentive stock options.

         7.2. Committee's Power to Set Terms. Except as otherwise provided in this Plan, the Committee, in its sole discretion, shall establish the terms and conditions for each non-incentive stock option which it grants. Such terms and conditions may, but need not, and subject to any required regulatory approval, include some or all of the provisions of Sections 4, 5 and 6 of this Plan with respect to incentive stock options. If the Committee grants an Option which in all respects meets the requirements for incentive stock options it may nonetheless designate such Option a non-incentive stock option on the Option Grant.

8.       Adjustment of Shares Reserved Under the Plan

         The aggregate number and kind of shares reserved under the Plan, the maximum number of shares as to which Options may be granted to any individual and the Option price per share shall be appropriately adjusted by the Board, subject to prior approval of the relevant stock exchange, in the event of any recapitalization, stock split, stock dividend, combination of shares, or other similar change in the capitalization of the Company, but no adjustment in the Option price shall be made which would reduce the Option price per share to less than the par value per share.

9.       Change Of Control of the Company

         9.1. Acceleration or Cancellation. Upon a Change of Control of either the Company or of its parent, Mackenzie Financial Corporation ("MFC"), all Options that are unexercised and outstanding shall, at the discretion of the Board, either (i) become immediately and fully vested and exercisable, or (ii) be canceled in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying the Option as of the date of the Change of Control over the exercise price of such Option.

         9.2. Definition. For purposes of this Section 9, "Change of Control" with respect to either the Company or MFC shall mean the occurrence of any of the following events:

                  9.2.1. the acquisition in one or more transactions by any "Person" (as such term is used for purposes of Section 13(d) or Section 14(d) of the Act) but excluding, for this purpose, the Company and MFC or their Subsidiaries, or any employee benefit plan of MFC or the Company or their Subsidiaries, of "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Act) of thirty-five percent (35%) or more of the combined voting power of the company's then outstanding voting securities (the "Voting Securities");

                  9.2.2. the individuals who, as of the effective date of the Plan, as amended and restated, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change of Control, and after any such reduction the "Incumbent Board" shall mean the Board as so reduced;

                  9.2.3. a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than sixty-five percent (65%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation;

                  9.2.4. a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

                  9.2.5. acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company, immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than sixty-five percent (65%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange.

10.      Amendment and Termination of Plan

         10.1. Actions by the Board. The Board may amend, suspend, or terminate the Plan, including the form of Option Grant incorporated herein by reference. No such action, however, may, without approval or ratification by the shareholders and the prior approval of the relevant stock exchange, increase the maximum number of shares reserved under the Plan except as provided in Section 8, alter the class or classes of employees and others eligible for Options, or make any other change which, pursuant to applicable legislation, requires action by the shareholders or the prior approval of the relevant stock exchange. No such action may, without the consent of the holder of the Option, alter or impair any Option previously granted.

         10.2. Automatic Termination. In any event, the Plan shall terminate December 2, 2006, which such date is not more than 10 years from the date of adoption by the Board of Directors, or if earlier, 10 years from the date of approval by the shareholders. Any shares remaining under the Plan at the time of termination which are not subject to outstanding Options and any shares which thereafter become available because of the expiration or termination of an Option shall cease to be reserved for purposes of the Plan.

11.      Right to Terminate Employment, Etc.

         Nothing contained herein or in any Option Grant executed pursuant hereto shall restrict the right of the Company to terminate the employment or the Board membership or any contractual arrangement of any grantee at any time.

12.      Withholding of Taxes.

         12.1. In order to exercise an Option, a person must make a payment to MIMI or authorize withholding in order to enable MIMI to pay any withholding taxes due as a result of the exercise. In addition, if a person who exercised an incentive stock option disposes of Common Shares acquired through exercise of that incentive stock option either (i) within two years after the date of grant of the incentive stock option or (ii) within one year after the issuance of the shares on exercise of the incentive stock option, the person will notify MIMI promptly of the occurrence of the event and, if the event was a disposition of Common Shares acquired on exercise of an incentive stock option, the amount realized upon the disposition.

         12.2. If, whether because of a disposition of Common Shares acquired on exercise of an incentive stock option, or otherwise, MIMI is required to pay withholding taxes to any federal, state or other taxing authority and the employee fails to provide MIMI with the funds with which to pay that withholding tax, MIMI may withhold up to 50% of each payment of salary or bonus to the employee (which will be in addition to any other required or permitted withholding), until MIMI has been reimbursed for the entire withholding tax it was required to pay.

13.      Investment Representation.

         If the offering of Common Shares pursuant to this Plan is not registered under the Securities Act of 1933, as amended, and if in the opinion of counsel for MIMI the Common Shares subject to the Option may not be resold without registration, then (i) each Option will be granted on the condition that the purchase of Common Shares subject to the Option shall be for investment purposes and not with a view to resale or distribution, (ii) at the time of the exercise of any Option, or any installment thereof, the grantee will execute such further agreements as MIMI may require to implement the foregoing condition and to acknowledge the grantee's familiarity with restrictions on the resale of the shares under applicable securities laws, rules and regulations, and (iii) MIMI may stamp such legend on the certificate(s) representing the shares as it may deem necessary or appropriate in light of the foregoing conditions and such additional legend as may be required by the Exchange.

14.      Exercise of Options.

         The exercise price may be paid (i) in cash, (ii) in whole or in part in Common Shares held by the grantee for at least six months prior to the date of exercise and which is valued at Fair Market Value on the date of exercise, (iii) by the delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by the Company to promptly deliver to the Company the amount of sale proceeds required to pay the exercise price (iv) by any other method the Committee may permit in the Option Grant, or
(v) by a combination of any of the above methods; subject, however, to any requirements of applicable law which may limit the type or amount of such non-cash consideration.

15.      Transfer of Employment.

         For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed termination of employment.

16.      No Shareholder Rights.

         The Participant shall have no rights as a shareholder with respect to Common Shares subject to an Option unless and until certificates for the Common Shares subject to the Option are issued.

17.      Headings.

         Section headings are included only for ease of reference. Headings are not intended to constitute substantive provisions of the Plan and shall not be used to interpret the scope of this Plan or the rights or obligations of the Company in any way.

18.      Changes to Existing Laws, Regulations or Rules

         Any law, regulation or rule referenced in the Plan shall be construed to include any successor thereto or amendment thereof.

19.      Governing Law

         To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Florida and construed accordingly.

20.      Dates of Adoption

         The date of adoption of the 1994 Stock Option Plan by the Board is August 31, 1994, the date of adoption of the first amendment and restatement of the Plan by the Board is December 2, 1996, the date of adoption of the second amendment and restatement of the Plan, is June 8, 2000, and the dates of adoption by the Board of the increases in the aggregate number of Common Shares which may be issued pursuant to Options granted under the Plan are July 23, 1997, May 29, 1998 and June 4, 1999.

21.      Dates of Approval

         The date of approval of the 1994 Stock Option Plan by the shareholders and the 1994 Stock Option Plan's effective date is August 31, 1994. The effective date of the first amendment and restatement of the Plan is December 2, 1996 and the effective date of the second amendment and restatement of the Plan is _________________. The dates of approval by shareholders of the increases in the aggregate number of Common Shares which may be issued pursuant to Options granted under the Plan are September 11, 1997, September 10, 1998 and September 9, 1999.

                                                                      APPENDIX B

                      MACKENZIE INVESTMENT MANAGEMENT INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

Article 1 - Purpose.

         This 2000 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of Mackenzie Investment Management Inc. (the "Company"), a Delaware corporation, and its participating subsidiaries (as stated in Article 18) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Article 2 - Administration of the Plan.

         The Plan may be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not fewer than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the purposes and provisions of the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

Article 3 - Eligible Employees.

         All employees of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and for more than five months in any calendar year and who have completed twelve full months of employment shall be eligible to receive options under the Plan to purchase common stock of the Company. All eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article 5) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan and remain eligible employees shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply, and stock that the employee may purchase under outstanding options shall be treated as stock owned by the employee.

Article 4 - Stock Subject to the Plan.

         The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued common stock, par value U.S.$.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 500,000, subject to adjustment as provided in Article 13. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

Article 5 - Payment Period and Stock Options.

         The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on January 1, 2001 (or, if later, the first day of the first calendar month following effectiveness of the Form S-8 registration statement filed with the Securities and Exchange Commission covering the shares to be issued pursuant to the Plan) and shall end on December 31, 2001. For the remainder of the duration of the Plan, Payment Periods shall consist of the twelve-month periods commencing on January 1 and ending on December 31 of each calendar year, or such other period of twelve months or less as the Committee in its discretion may determine from time to time.

         Once each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided, a maximum of 10,000 shares, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. If the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 10,000 shares except for the 10,000-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 10,000 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the fair market value per share of the Common Stock on the Toronto Stock Exchange ("TSE") on the first business day of the Payment Period and (ii) 85% of the fair market value per share of the Common Stock on the TSE on the last business day of the Payment Period; in either event, the U.S. dollar value shall be determined by applying the currency exchange rate published by Interactive Data Corporation, or such other vendor as the Company uses for currency exchange rates from time to time, for the date of the determination, and any amount that is not an exact quarter of a dollar amount shall be rounded up to the next quarter of a dollar. The foregoing limitation on the number of shares subject to option and the Option Price shall be subject to adjustment as provided in Article 13.

         For purposes of the Plan, the term "fair market value" on any date means:

         A. If the Common Stock is traded only in Canada or if the principle market for the Common Stock is in Canada, (i) the closing price of the Common Stock on the TSE or such other principal Canadian national or regional securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national or regional securities exchange, or (ii) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         B. If the Common Stock is traded only in the United States or if the principle market for the Common Stock is in the United States, (i) the closing price of the Common Stock on the principal United States national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         For purposes of the Plan the term "business day" means a day on which there is trading on the relevant securities exchange or market or, if not traded on an exchange or market, a day that is not a Saturday, Sunday or legal holiday in Florida or in Canada.

         No employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company or any parent or subsidiary corporation, to accrue at a rate that exceeds U.S.$25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with
Section 423(b)(8) of the Code. If a participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the
Section 423(b)(8) limitation described in this paragraph, the number of shares subject to the option shall be reduced to the highest number that would not exceed such limitation and the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

Article 6 - Limits with Respect to Insiders.

         A. Maximum Number of Shares. The maximum number of shares of Common Stock which may be reserved for issuance to Insiders under the Plan shall be 10% of the Common Stock outstanding at the time of the grant (on a non-diluted basis) less the aggregate number of shares of Common Stock reserved for issuance to Insiders under any other employee stock option plan, options for services or employee stock purchase plans. For purposes of this Plan, Insider shall mean:
(i) an insider as defined in the Securities Act (Ontario), other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of MIMI; and (ii) an associate of any person who is an insider by virtue of (i) above.

         B. Maximum Number Within One Year. The maximum number of shares of Common Stock which may be issued to Insiders under the Plan within a one-year period shall be 10% of the Common Stock outstanding at the time of the issuance (on a non-diluted basis), excluding Common Stock issued under the Plan or any other employee stock option plan, options for services or employee stock purchase plans over the preceding one-year period. The maximum number of shares of Common Stock which may be issued to any one Insider under the Plan and such Insider's associates within a one-year period shall be 5% of the Common Stock outstanding at the time of the issuance (on a non-diluted basis), excluding Common Stock issued to such Insider under the Plan or any other stock option plan, options for services or employee stock purchase plans over the preceding one-year period.

         C. Shares Granted Prior To Becoming Insider. Any entitlement to acquire Common Stock granted pursuant to the Plan or any other employee stock option plan, options for services or employee stock purchase plan prior to the grantee becoming an Insider shall be excluded for the purposes of the limits set out in 6-A and 6-B above.

Article 7 - Exercise of Option.

         Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 10,000-share limitation and the Code Section 423(b)(8) limitation, both described in Article 5, and subject to the Company having obtained any stockholder approval that may be required under applicable law or exchange rules. If the individual is not a participant on the last day of a Payment Period, then he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period or, if the individual is no longer a participant, refunded to the participant without interest.

Article 8 - Authorization for Entering the Plan.

         An employee may elect to participate in the Plan by filling out, signing and delivering to the Company an authorization:

         A. Stating the percentage to be deducted regularly from the employee's pay;

         B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

         C. Specifying the exact name in which stock purchased for the employee is to be issued as provided under Article 12 hereof.

         Such authorization must be received by the Company at least fifteen
(15) days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.

         Unless a participant files a new authorization, withdraws from the Plan or ceases to be an eligible employee, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

         The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

Article 9 - Maximum Amount of Payroll Deductions.

         An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than seven percent (7%) of the employee's total compensation, including base pay or salary and any overtime or commissions.

Article 10 - Change in Payroll Deductions.

         Deductions may not be increased or decreased during a Payment Period. However, a participant may withdraw in full from the Plan.

Article 11 - Withdrawal from the Plan.

         A participant may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company.

         To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least fifteen (15) days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

Article 12 - Issuance of Stock.

         Record ownership of the shares of stock issued to participants shall be transferred as soon as practicable after each Payment Period by the Company's transfer agent.

         Stock purchased under the Plan shall be issued only in the name of the participant or, if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with right of survivorship. Stock purchased under the Plan shall be maintained in book entry form.

Article 13 - Adjustments.

         Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

         A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

         B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

         Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

         If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant's options in exchange for a cash payment equal to the excess of (a) the fair market value, on the date of the Acquisition, of the number of shares of Common Stock that the participant's accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to the 10,000-share, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.

         The Committee or Successor Board shall determine the adjustments to be made under this Article 13, and its determination shall be conclusive.

Article 14 - No Transfer or Assignment of Employee's Rights.

         An option granted under the Plan may not be transferred or assigned and may be exercised only by the participant.

Article 15 - Termination of Employee's Rights.

         Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

Article 16 - Termination and Amendments to Plan.

         Unless terminated sooner as provided below, the Plan shall terminate ten years from its initial effective date. The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

         The Committee or the Board of Directors may from time to time adopt amendments to the Plan, provided that, to the extent necessary to comply with applicable tax and securities laws, the Committee or Board of Directors shall obtain stockholder approval of such amendments in such manner and to such degree as is required.

Article 17 - Limits on Sale of Stock Purchased under the Plan.

         The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article 22 to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

Article 18 - Participating Subsidiaries.

         The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

Article 19 - Optionees Not Stockholders.

         Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

Article 20 - Application of Funds.

         The proceeds received by the Company from the sale of Common Stock pursuant to the options granted under the Plan will be used for general corporate purposes.

Article 21 - Notice to Company of Disqualifying Disposition.

         By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Section 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

Article 22 - Withholding of Additional Income Taxes.

         By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct amounts from the participant's compensation, or take such other actions as it considers appropriate, in order to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

Article 23 - Governmental Regulations.

         The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issues under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

Article 24 - Governing Law.

         The validity and construction of the Plan shall be governed by the laws of Florida, without giving effect to the principles of conflicts of law thereof.

Article 25 - Approval of Board of Directors and Stockholders of the Company.

         The Plan was adopted by the Board of Directors on May 12, 2000 and was approved by the stockholders of the Company on _________________.

                                                                      APPENDIX C

                      MACKENZIE INVESTMENT MANAGEMENT INC.

                        2000 DIRECTOR STOCK PURCHASE PLAN

                   Dated as of the ___ day of _______________

1.       Purpose of the Plan

                  The purpose of the Plan is to provide eligible Non-Employee Directors of the Corporation with an opportunity to purchase common shares of the Corporation with amounts deducted from such eligible Non-Employee Directors' annual Director fees. This Plan will enable eligible Non-Employee Directors to obtain a proprietary interest in the Corporation and thereby share in the benefits of the Corporation's continued success and prosperity.

                  Participation in the Plan is entirely voluntary. No Director is obliged, as a term or condition of service as a Director or otherwise, to participate in the Plan, and a decision not to participate shall not in any way affect retention as a Director.

2.       Definitions

                  For the purposes of the Plan, unless the context requires a different meaning, the following terms have the following meanings:

                  "Account" of a Participant means the account established and maintained by the Trustee for such Participant in accordance with the Trust Agreement;

                  "Additional Director Contribution" has the meaning ascribed thereto in Section 6;

                  "Applicable Director Fees" means the annual retainer fees, but not the meeting, chairmanship or any other director fees paid to each Director by the Corporation;

                  "Cancellation Notice" means a cancellation notice substantially in the form of Schedule B and signed by a Participant;

                  "Cause" means any event or circumstance which, at law, constitutes cause for dismissal without notice or payment in lieu of notice;

                  "Corporate Accounting Department" means the corporate accounting department of the Corporation;

                  "Corporation" means Mackenzie Investment Management Inc., a Delaware corporation, and includes any successor corporation thereof;

                  "Directors" means the board of directors of the Corporation and "Director" shall mean any one of the members of said board of directors;

                  "Director Contributions" means the contributions made by any Director pursuant to Section 5;

                  "Election Agreement" means an agreement substantially in the form of Schedule A and signed by an eligible Director;

                  "Ending Month" means the month in which the Corporation's Fiscal Year ends;

                  "Fiscal Year" means the fiscal year of the Corporation;

                  "Non-Employee Director" means each Director who receives Applicable Director Fees from the Corporation for his services as a Director and who does not receive compensation from the Corporation or a parent or subsidiary of the Corporation.

                  "Non-Vested Shares" means, at any time, (i) the Additional Director Contributions which have not yet been used by the Trustee to acquire Shares, (ii) the Shares purchased by the Trustee with Additional Director Contributions made during the immediately preceding twelve calendar months (the "Non-Vested Contributions"), (iii) the Shares purchased with any dividends received on Shares acquired with the Non-Vested Contributions, if any (provided that those Shares purchased under this clause shall cease being Non-Vested Shares once the Non-Vested Contributions have vested), and (iv) proceeds from the sale of rights and any other distributions made that are applicable to Shares acquired with Non-Vested Contributions;

                  "Open Market" means the open market and made through facilities of The Toronto Stock Exchange or such other stock exchange on which the Shares may from time to time be listed and posted for trading;

                  "Participant" means a Non-Employee Director of the Corporation who at any time is eligible to participate in the Plan, has duly executed and delivered an Election Agreement in accordance with Section 4 and continues to maintain his or her Account;

                  "Plan" means the "2000 Mackenzie Investment Management Inc. Director Stock Purchase Plan", as embodied herein and as from time to time amended;

                  "Plan Year" means each calendar year, but, in respect of the first year of the operation of the Plan, shall mean the period ending December 31 of that year;

                  "proceeds of sale" and similar phrases means the net proceeds of sale after payment of applicable commissions and brokerage fees or other ancillary costs and expenses;

                  "Purchase Date" means the date that the Trustee purchases Shares pursuant to Section 7;

                  "Shares" means the shares of common stock, U.S.$.01 par value per share, of the Corporation or any shares, securities or other property into which such shares are changed, reclassified, subdivided, consolidated or converted or which are substituted for such shares;

                  "Termination Event" has the meaning ascribed thereto in
Section 11;

                  "Trust" has the meaning ascribed thereto in Subsection 16(a);

                  "Trust Agreement" has the meaning ascribed thereto in Section 16;

                  "Trust Fund" means the fund established under section ___ of the Trust Agreement;

                  "Trustee" means ___________________ or such other trustee or trustees as may be designated from time to time by the Corporation;

                  "Whole Shares" means the Shares but excludes any Share fraction; and

                  "Withdrawal Request" means a withdrawal request substantially in the form of Schedule C and signed by the Participant.

                  As used in the Plan, words importing the singular number include the plural and vice versa and words importing gender include all genders, unless in any case the context otherwise requires.

3.       Eligibility

                  Each Non-Employee Director shall be eligible to participate in the Plan.

4.       Application for Participation

                  An eligible Non-Employee Director who wishes to participate in the Plan may join the Plan as of the first business day of May or November (each, a "Semiannual Date"), or such other date as may be designated from time to time by the Directors.

                  Such Non-Employee Director may apply by signing an Election Agreement and filing it with the Corporate Accounting Department. An Election Agreement so filed shall become effective on the next closest Semiannual Date; provided that if the Election Agreement has not been filed at least five business days prior to the closest Semiannual Date, the Election Agreement shall not become effective until the next following Semiannual Date. The Election Agreement shall continue to be effective until canceled or deemed to be canceled in accordance with the provisions of the Plan. Each Participant shall notify the Corporate Accounting Department in writing of any change in the address of such Participant.

5.       Director Contributions

                  Director Contributions to the Plan shall be made by deductions from each Participant's Applicable Director Fees. In the Election Agreement, Participants may elect to contribute between 1% and 50% of the Participant's Applicable Director Fees. All Director Contributions shall be remitted to the trustee pursuant to Section 7.

                  A Participant may, as of any Semiannual Date, (or so often as authorized by the Directors) increase or decrease the contribution amount specified in the Election Agreement (within the 1% to 50% limits) by filing a revised Election Agreement with the Corporate Accounting Department, provided that, if the revised Election Agreement has not been filed at least five business days prior to the closest Semiannual Date, the revised Election Agreement shall not become effective until the next following Semiannual Date.

6.       Additional Director Contributions

                  The Corporation shall contribute to the Plan for the benefit of each Participant, commencing on the day deductions to be made pursuant to such Participant's Election Agreement begin, an amount (the "Additional Director Contributions") calculated at the rate of one dollar for every two dollars of Director Contributions. All Additional Director Contributions shall be held in the Trust Fund pending purchases of Shares pursuant to Section 7.

7.       Purchases of Shares

                  All Director Contributions and Additional Director Contributions shall be remitted to the Trustee on or before the fifth business day after the date such contributions would otherwise be payable to the Participant as Applicable Director Fees. The total cash amount received from time to time from all contributions and from dividend income and proceeds from the sale of rights applicable to Shares held in the Trust Fund, and available for investment, shall be used by the Trustee to purchase Shares. All purchases of Shares shall be on the Open Market and shall be made by the Trustee on or before the fifth business day after receipt of the Director Contributions and Additional Director Contributions.

                  The Corporation will pay all brokerage fees and all other ancillary expenses relating to the purchase of Shares under the Plan.

                  All Shares purchased by the Trustee under the Plan shall be held by the Trustee in the Trust Fund on behalf of the Participants unless the Shares are withdrawn by a Participant pursuant to Section 10. Until Shares held in the Trust Fund, or proceeds of sale of the Shares, as the case may be, are distributed to the Participants, all cash dividends and all distributions of property or rights in respect of such Shares shall be received by the Trustee as registered holder of the Shares and held in the Trust Fund. The Trustee shall use all such cash dividends towards the purchase of Shares under this Section. The Trustee shall use its best efforts to sell all non-cash distributions and apply the proceeds therefrom towards the purchase of Shares under this section.

8.       Allocation of Shares to Participants' Accounts

                  The Director Contributions and Additional Director Contributions (collectively, the "Total Contributions") shall be allocated to each Participant's account as of the date they are transmitted to the Trustee. The Total Contributions will be used to purchase Shares pursuant to Section 7. The Shares purchased with the Total Contributions will be immediately allocated to the account of each Participant.

9.       Cancellation

                  A Participant may cancel his or her participation in the Plan at any time by filing a Cancellation Notice with the Corporate Accounting Department. The cancellation shall become effective and Additional Director Contributions shall stop as of the date of cancellation.

10.      Withdrawals

                  Subject to the provisions of this Section, each Participant (including canceling Participants) shall be entitled to withdraw all or any portion of his or her Shares by filing a Withdrawal Request. The request shall specify whether the Participant wishes the Trustee to distribute Shares to such Participant or to arrange for the sale of Shares following which the related proceeds of sale will be remitted to such Participant.

                  The Withdrawal Request shall specify the number of Shares the Participant wishes to receive or to have sold. A Participant shall be eligible to receive or to sell the Whole Shares, other than Non-Vested Shares, held in the Trust Fund and allocated to such Participant's Account. Any remaining Shares (including the Non-Vested Shares) and any fraction of a Share shall be maintained in the Participant's Account.

                  Notwithstanding the preceding paragraph of this Section and subject to Section 14, if the Withdrawal Request is delivered by a Participant who is canceling his or her participation in the Plan pursuant to Section 9 or
Section 11 or such Participant's participation is deemed to have been canceled pursuant to Section 11 or Section 12, cash payment shall be made to such canceling Participant for any fraction of a Share to which the Participant is entitled and any such fraction of a Share shall be deducted from the Participant's Account. For the purposes of determining the amount of any such cash payment, Shares shall be valued using the average market price of the Shares as of the business day immediately preceding the effective date of cancellation. Average market price means the average of the high and the low prices on the principal national exchange on which Shares are then traded or, if they are not so traded, in the same manner as fair market value is determined under Article 5 of the Corporation's 2000 Employee Stock Purchase Plan. Subject to Section 14, the Participant shall also receive a cash payment for all other amounts allocated to that Participant's Account but not yet used to purchase Shares and for any Director Contributions made by or for that withdrawing Participant and not yet allocated to that Participant's Account.

                  If the Withdrawal Request requires the Trustee to sell Shares of the Participant, the Trustee shall use its best efforts to sell those Shares in the Open Market within five business days of receipt of the Withdrawal Requests from the Corporation. The Corporation shall forward all Withdrawal Requests to the Trustee within five business days of the end of the month following the month in which the Withdrawal Request was made or deemed to have been made. Any capital gains or losses on the sale of a Participant's Shares shall be allocated by the Trustee to such Participant.

                  Transfer of record ownership of the Whole Shares to which the withdrawing Participant is entitled or delivery of the cash payment representing proceeds of sale from the Participant's Shares sold and any other cash payment shall be made to the Participant on or before the fifth business day after the end of the month in which the Trustee receives the Withdrawal Request from the Corporation. Unless otherwise instructed by the Participant, any notice of share transfer or cash payment shall be delivered to the address of the Participant on record with the Corporate Accounting Department.

                  If a Participant submits two or more Withdrawal Requests in any twelve-month period, that Participant shall be suspended from participating in the Plan for a twelve-month period commencing from the date the second Withdrawal Request was filed with the Corporate Accounting Department pursuant to this Section. The Corporation shall notify the Trustee in writing of any suspension of a Participant from the Plan.

11.      Retirement; Death; Termination

                  When a Participant (i) retires from service as a Director,
(ii) resigns as a Director, (iii) dies, (iv) is removed as a Director for any reason other than for Cause, or (v) otherwise no longer serves as a Non-Employee Director (each a "Termination Event"), the Participant shall be entitled to receive the Whole Shares in the Participant's Account as well as a cash payment for the value of any fraction of a Share in the Participant's Account. Notwithstanding the foregoing, if such Participant has not been a Participant in the Plan for a full six-month period prior to the date the Termination Event occurs, the Non-Vested Shares shall be forfeited and retained by the Trustee pursuant to Section 14.

12.      Termination of Service as a Director for Cause

                  If a Participant's service as a Director is terminated for Cause, all Non-Vested Shares allocated to his Account shall be forfeited and retained by the Trustee pursuant to Section 14. A Participant who has been terminated for Cause shall also be deemed to have filed, on the effective date of termination, a Withdrawal Request specifying that all, and not less than all, of his or her Shares (other than the Non-Vested Shares) are to be distributed to the Participant in the manner prescribed under Section 10.

13.      Cancellation of Election Agreement

                  Upon the cancellation of a Participant's Election Agreement pursuant to Section 9, the Participant shall have a right to withdraw all Shares credited to his Account that are not Non-Vested Shares in accordance with
Section 10. Shares credited to a canceling Participant's Account that are Non-Vested Shares shall be retained by the Trustee pursuant to Section 14. As those retained shares vest, the canceling Participant shall be entitled to withdraw or require the Trustee to sell in the Open Market those retained shares that have ceased being Non-Vested Shares. The canceling Participant may make such a withdrawal any time at or after the end of the month following the month in which the Shares cease to be Non-Vested Shares by filing a Withdrawal Request with the Corporate Accounting Department. Cash payment for any fraction of a Vested Share shall be made pursuant to Section 10.

14.      Application of Forfeited Shares Purchased by Additional Director
         Contributions

                  Notwithstanding any other provision herein, if a Participant's service as a Director is terminated for Cause at any time or a Termination Event in respect of that Participant occurs prior to the date that the Participant has been a Participant for a full six-month period, the Additional Director Contributions made during the twelve-month period immediately prior to the date of such termination of service as a Director by the Participant, shall be retained by the Trustee and shall be credited to the other Participants in proportion to the Shares in their Accounts as at the date of such termination of service as a Director. For the purposes of determining how such credit shall be applied, Shares shall be valued using the "average market price" of the Shares as of the business day preceding the date of such reallocation.

15.      Rights Relating to the Shares

                  All Shares held in the Trust Fund shall be registered in the Trustee's name pending any distribution to the Participants pursuant to the Plan. Until Shares held in the Trust Fund are distributed, the Trustee shall have all voting and corporate rights in respect of such Shares. The Trustee shall vote, directly or by proxy, the Shares registered in its name in such manner as each Participant shall have previously directed in writing, and in default of any such direction the Trustee shall refrain from voting. The Trustee may and will, if so required by any Participant, execute all proxies necessary or proper to enable the Participant to attend and vote the Shares held by the Trustee on his or her behalf at any such meeting in place of the Trustee.

                  In the event the Trustee becomes entitled to subscribe for additional Shares or other securities of the Corporation by virtue of the Trustee being the registered holder of the Participant's Shares, the Trustee, if so requested by any Participant, or such Participant's legal personal representatives, and if the Participant, or such Participant's legal personal representatives, has provided the Trustee with all amounts necessary to exercise such subscription rights with respect to the Participant's Shares then held by the Trustee on behalf of such Participant, shall exercise such subscription rights in the name of the Trustee on behalf of such Participant. Upon issuance of the additional Shares or other securities of the Corporation, the Trustee shall allocate such additional Shares or securities of the Corporation so received by the Trustee on behalf of the Participant to the Participant's Account.

16.      Trustee

                  The Corporation shall enter into a trust agreement (the "Trust Agreement") with the Trustee. The Trust Agreement shall provide, among other things, that:

                  (a) all cash, shares, dividends or property received by the Trustee under the Plan shall be held by the Trustee in trust (the "Trust") and no part of the corpus of the Trust shall be used for or diverted to purposes other than for the exclusive benefit of Participants, subject to a charge in favor of the Trustee upon the Trust Fund in respect of compensation payable to the Trustee for the performance of its duties under the Trust Agreement;

                  (b) the Trustee shall establish and maintain an Account for each Participant as contemplated by the Plan;

                  (c) all funds in the Trust Fund from time to time and available for investment shall be used by the Trustee to purchase Shares in accordance with Section 7;

                  (d) all non-cash dividends or distributions of property or rights, other than stock dividends, received by the Trustee in respect of the Shares, shall to the extent possible be sold by the Trustee in the Open Market and the proceeds of sale used to purchase Shares under Section 11; and

                  (e) the Trustee shall comply with all provisions of applicable federal, state and local laws, including, but not limited to, the Internal Revenue Code of 1986, as amended.

17.      Rights Not Transferable

                  Except insofar as applicable law may otherwise require, no right or interest of any Participant under the Plan shall be assignable or transferable in whole or in part either directly or indirectly.

18.      Amendment of the Plan

                  The Corporation may amend the Plan by resolution of the Directors, provided that no part of the corpus of the Trust shall be used for or diverted to purposes other than for the exclusive benefit of Participants.

                  Any such amendment shall be effective at such date as the Directors may determine, except that no such amendment may apply to any period prior to the announcement of the amendment unless (a) in the opinion of the Directors, such amendment is necessary or advisable in order to comply with the provisions of applicable laws, regulations, rulings or policies, or (b) in the opinion of the Directors, such amendment would not adversely affect the rights of any Participant in respect of the Plan. Notice of any amendment of the Plan shall be given promptly to the Participants. Notwithstanding the foregoing, any amendment to the Plan that affects the rights or obligations of the Trustee, will be subject to the Trustee's written consent.

19.      Termination of Plan

                  The Corporation may at any time terminate the operation of the Plan in its entirety by resolution of the Directors. Prior to any such termination, each Participant affected by the termination shall be given at least 60 days notice in writing.

                  In the event of the termination of the Plan:

                  (a) each affected Participant shall receive the Whole Shares credited to that Participant's Account, including the Non-Vested Shares, and payment in cash for any balance. For the purposes of making such cash payment, the Trustee shall sell the fractional Shares of the Participants in the Open Market and the proceeds of any such sale shall be divided among the Participants in proportion to the number of fractional Shares which were held by such Participants; and

                  (b) forfeitures pursuant to Section 14 shall be credited to the accounts of the Participants in proportion to the Shares in their accounts as at the close of business on the business day prior to the date of the termination of the Plan.

20.      Communications with Participants

                  A statement of account shall be issued quarterly by the Trustee to each Participant as of the end of March, June, September and December in each Plan Year. The statement of account shall, in respect of such period, indicate: (i) the total number of Shares allocated to the Participant's Account, including all whole and fractional shares; (ii) the total number of Non-Vested Shares; (iii) the amount of dividends or any other amounts in the Participant's Account, (iv) the aggregate number of Shares withdrawn by the Participant during the period; and (v) any other information the Directors in their discretion deem proper.

                  The above statement of account shall be delivered to the Participant.

                  All notices, reports and other documents to be provided to Participants or former Participants may be deemed duly given when mailed to the address of such Participants maintained in the records of the Corporate Accounting Department and shall be deemed duly given when so mailed.

21.      Administration and Interpretation of the Plan

                  The Plan shall be administered by the Directors, or, if the Directors in their discretion so determine, by a committee of Directors consisting of not fewer than two members of the board of directors ("Committee"). The Directors may remove members from, or add members to, any committee that may be appointed at any time, and is responsible for filling any vacancies on the Committee. The Directors or the Committee, as applicable, may from time to time adopt such policies, guidelines, rules and regulations for administering the Plan as it may deem proper and in the best interests of the Corporation.

                  Determinations of the Directors or the Committee, as applicable, as to any questions which may arise with respect to the interpretation of the provisions of the Plan shall be final and binding on all Participants.

                  In any case where the strict application of any provision of the Plan may cause hardship to a Participant, the Directors or the Committee, as applicable, may in its sole discretion waive or partially waive such strict application, on such terms as it deems appropriate, provided that such a waiver shall not constitute a general waiver of such provision. The Corporation shall give written notice of any waiver given by the Directors or the Committee, as applicable, pursuant to this Section.

                                   SCHEDULE A

                               ELECTION AGREEMENT

TO:      Mackenzie Investment Management Inc.

AND TO:  CORPORATE ACCOUNTING DEPARTMENT

AND TO: TRUSTEE OF THE MACKENZIE INVESTMENT MANAGEMENT INC. 2000 DIRECTOR STOCK PURCHASE PLAN

         I, the undersigned, acknowledge that I have been advised that I am eligible to participate in the Mackenzie Investment Management Inc. ("Mackenzie") Director Stock Purchase Plan (the "Plan").

         I acknowledge and represent and warrant to Mackenzie that I:

         (a)      have received a copy of the Plan; and

         (b)      have read and understand the provisions of the Plan.

         I accept the terms and conditions of the Plan and hereby elect to participate in the Plan. I elect to contribute $______________ from my Applicable Director Fees (as defined in the Plan), which amount represents not less than 1%, and not more than 50%, of my Applicable Director Fees to purchase share of common stock of Mackenzie (the "Shares") in accordance with the terms and conditions of the Plan.

         I hereby authorize and direct the Corporate Accounting Department to deduct such contribution from my Applicable Director Fees, and to pay such contribution to ______________, as trustee (the "Trustee") of the Plan, on the terms and conditions contained in the Plan.

         I acknowledge that my contribution will be taxable income and that any required income tax reporting with respect to my Applicable Director Fees shall be done.

         I authorize and direct the Trustee to purchase Shares on my behalf in accordance with the terms of the Plan. I direct and authorize the Trustee to carry out and to perform the trust set out in the Plan and in the Trust Agreement (as defined in the Plan) and to hold the Shares purchased on my behalf in accordance with the terms of the Plan.

         I acknowledge that in participating in the Plan I am taking the risk that the market value of my Shares purchased under the Plan may not increase or may, in fact, decrease.

                  Until otherwise advised in writing, Mackenzie and the Trustee may use the address specified below for the purpose of sending any communications to me.

(Please print)

Name:  ______________________________________________________________

Street and Number: ____________________________________________________

City or Town:  ________________________________________________________

State:  _________    Zip Code:  ___________________________________________

Social Security Number:   _______________________________________________

DATED:  ___________________

                              |
                              | _____________________________
                              | Signature of Participant
SIGNED, SEALED AND DELIVERED  |
in the presence of            |  _____________________________
                              |  Name of Participant (please print)
                              |

                                   SCHEDULE B

                               CANCELLATION NOTICE

TO:      MACKENZIE INVESTMENT MANAGEMENT INC.

AND TO:  CORPORATE ACCOUNTING DEPARTMENT

AND TO: TRUSTEE OF THE MACKENZIE INVESTMENT MANAGEMENT INC. 2000 DIRECT STOCK PURCHASE PLAN


         I, the undersigned, hereby cancel my participation in the Mackenzie Investment Management Inc. 2000 Direct Stock Purchase Plan effective:

DATED:______________

                                    |
                                    | _____________________________
                                    | Signature of Participant
                                    |
SIGNED, SEALED AND DELIVERED        |
in the presence of                  |  _____________________________
                                    |  Name of Participant (please print)
                                    |

                                   SCHEDULE C

                               WITHDRAWAL REQUEST

TO:      Mackenzie Investment Management Inc.

AND TO:  CORPORATE ACCOUNTING DEPARTMENT

AND TO: TRUSTEE OF THE MACKENZIE INVESTMENT MANAGEMENT INC. 2000 DIRECTOR STOCK PURCHASE PLAN

         I, the undersigned, hereby request ______________________, as trustee (the "Trustee") of the Mackenzie Investment Management Inc. ("Mackenzie") 2000 Director Stock Purchase Plan (the "Plan") to [arrange for the sale of] OR [distribute] ____________ (please insert number) shares of common stock of Mackenzie ("Shares") from my account held by the Trustee pursuant to the Plan.

         I acknowledge that, in connection with any sale of Shares that I request pursuant to this request, the Trustee will deduct from the proceeds of sale the applicable commissions, brokerage fees or other ancillary costs and expenses related to the sale of the Shares.

         I am aware that upon delivery of a second Withdrawal Request to the Trustee in any twelve-month period, my participation in the Plan will be suspended for a twelve-month period commencing from the date such second request was filed with the Corporate Accounting Department.

DATED:______________

                                    |
                                    | _____________________________
                                    | Signature of Participant
                                    |
SIGNED, SEALED AND DELIVERED        |
in the presence of                  |  _____________________________
                                    |  Name of Participant (please print)
                                    |

                      MACKENZIE INVESTMENT MANAGEMENT INC.

                                    P R O X Y

            FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                                SEPTEMBER 7, 2000

The undersigned shareholder of MACKENZIE INVESTMENT MANAGEMENT INC. (the "Corporation") hereby appoints Keith J. Carlson, the President of the Corporation, or if he is not present at the meeting, Neil Lovatt, Chairman of the Corporation, or, instead of either of these
persons,......................................................................as
my proxyholder, with full power of substitution, to attend and act for and on my behalf at THE ANNUAL AND SPECIAL MEETING OF THE SHAREHOLDERS OF THE CORPORATION TO BE HELD ON THURSDAY, THE 7TH DAY OF SEPTEMBER, 2000, and at any adjournment(s) of the meeting, to the same extent and with the same power as if I was personally present.

My proxyholder is specifically directed to vote as indicated below (Notes 1&2):

1. Vote For all nominees listed below [ ] or Withhold Authority to vote for all of the nominees listed below [ ] or Withhold from Voting [ ] in the election of directors.

         NOMINEES: James W. Broadfoot III, Alan J. Dilworth, James L. Hunter,
                   Keith J. Carlson, Neil Lovatt, Alasdair J. McKichan, Allan S. Mostoff, Michael R. Peers and Dolph W. von Arx.

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------
2. Vote For [ ] or Withhold from Voting [ ] in the appointment of auditors and the authorization of the directors to fix the remuneration of the auditors.

3. Vote For [ ] or Against [ ] the resolution of the Board of Directors amending and restating the Corporation's 1994 Stock Option Plan.

4. Vote For [ ] or Against [ ] the resolution of the Board of Directors approving the 2000 Employee Stock Purchase Plan.

5. Vote For [ ] or Against [ ] the resolution of the Board of Directors approving the 2000 Director Stock Purchase Plan.

6. Vote For [ ] or Against [ ] the resolution of the Board of Directors approving the stock grant to Sheridan Reilly.

If any amendments or other matters are proposed at the meeting or any adjournment(s) this proxy confers discretionary authority on my proxyholder to vote on such amendments or other matters.

DATED the ................ day of ................................., 2000.


---------------------------------            ----------------------------------
Signature of Shareholder (Note 3)            Name of Shareholder (Please print)

NOTES:
1. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON OTHER THAN THE DESIGNATED MANAGEMENT PROXYHOLDERS BY INSERTING THE NAME OF THEIR NOMINEE IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE ABOVE.
2. IF YOU DO NOT PROVIDE VOTING INSTRUCTIONS ON ANY OF THE ITEMS LISTED ABOVE YOUR MANAGEMENT PROXYHOLDER WILL VOTE THE SHARES REPRESENTED BY THIS PROXY FOR SUCH MATTERS.
3. THIS PROXY FORM MUST BE SIGNED AND DATED BY THE REGISTERED SHAREHOLDER OR BY THE SHAREHOLDER'S ATTORNEY AUTHORIZED IN WRITING. IF THE SHAREHOLDER IS A CORPORATION, THE PROXY MUST BE SIGNED AND DATED BY A DULY AUTHORIZED OFFICER OR ATTORNEY OF THE CORPORATION. IF THE PROXY FORM IS NOT DATED IN THE SPACE PROVIDED, IT IS DEEMED TO BE DATED ON THE DATE ON WHICH IT IS MAILED.